As filed with the Securities and Exchange Commission on January 30, 1998


                            Registration No. 2-75503

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

           Pre-Effective Amendment No.  _____                 |_|
           Post-Effective Amendment No.   54                  |X|


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

           Amendment No.   54                                 |X|


-------------------------------------------------------------------------------
                             MAXIM SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                              8515 E. Orchard Road
                            Englewood, Colorado 80111

               Registrant's Telephone Number, including Area Code:
                                 (303) 689-3000

                                 W. T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                            Englewood, Colorado 80111

                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            James F. Jorden, Esquire
                       Jorden Burt Berenson & Johnson, LLP
                         1025 Thomas Jefferson St. N. W.
                                 Suite 400 East
                          Washington, D. C. 20007-0805


           Approximate Date of Proposed Public Offering


It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on February 27, 1998 pursuant to paragraph (b) of Rule 485 |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485 |_| on pursuant to paragraph (a)(1) of Rule 485 |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485 |_| on pursuant to paragraph (a)(2) of Rule 485.

           If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Securities of an open-end investment company.

                             MAXIM SERIES FUND, INC.
                       REGISTRATION STATEMENT ON FORM N-1A
                              CROSS-REFERENCE SHEET

                                     PART A

Form N-1A Item                                                          Prospectus Caption

1.   Cover Page                                              Cover Page
2.   Synopsis                                                Not Applicable
3.   Condensed Financial Information                         Financial Highlights
4.   General Description of Registrant                       The Fund and Introduction; Fund Portfolios; The Fund and Its
                                                             Shares
5.   Management of the Fund                                  Management of the Fund
6.   Capital Stock and Other Securities                      The Fund and Its Shares
7.   Purchase of Securities Being Offered                    Introduction; Purchase and Redemption of Shares; Valuation
                                                             of Shares
8.   Redemption or Repurchase                                Purchase and Redemption of Shares
9.   Pending Legal Proceedings                               Not Applicable

                                     PART B

                                                             Statement of Additional
Form N-1A Item                                               Information Caption

10.  Cover Page                                              Cover Page
11.  Table of Contents                                       Table of Contents
12.  General Information and History                          Not Applicable
13.  Investment Objectives and Policies                       The Fund Portfolios
14.  Management of the Registrant                             Management of the Fund
15.  Control Persons and Principal                            Purchase and Redemption of Shares
           Holders of Securities
16.  Investment Advisory and Other Services                   Management of Fund
17.  Brokerage Allocation                                     Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities                       Not Applicable
19.  Purchase, Redemption and Price of                        Purchase and Redemption of Shares
           Securities Being Offered
20.  Tax Status                                               Taxes
21.  Underwriters                                             Not Applicable
22.  Calculation of Yield Quotations                          Calculation of Yields and Total Return
           of Performance Data
23.  Financial Statements                                     Financial Statements

                                    PART C

Form N-1A Item                                                Part C Caption


24.  Financial Statements and Exhibits                        Financial Statements and Exhibits
25.  Persons Controlled by or Under                           Persons Controlled by or Under
           Common Control                                     Common Control
26.  Number of Holders of Securities                          Number of Holders of Securities
27.  Indemnification                                          Indemnification
28.  Business and Other Connections                           Business and Other Connections of
           of Investment Adviser                              Investment Adviser
29.  Principal Underwriters                                   Principal Underwriters
30.  Location of Accounts and Records                         Location of Accounts and Records
31.  Management Services                                      Management Services
32.  Undertakings                                             Undertakings
33.  Signatures                                               Signatures



                                       12
                             MAXIM SERIES FUND, INC.
                 8515 E. Orchard Rd., Englewood, Colorado 80111
                            Phone No. (303) 689-3000



          Maxim  Series  Fund,  Inc.  (the  "Fund"),   an  open-end   management
     investment company, includes the following non-diversified investment portfolio: the Maxim Vista Growth & Income Portfolio (the "Vista Portfolio").

           The investment objective of the Vista Portfolio is to provide its shareholders with long-term capital appreciation and to provide dividend income. The Vista Portfolio seeks to achieve its objective by investing all of its investible assets in the Growth & Income Portfolio ("Growth & Income"), a non-diversified open-end management investment company. Growth & Income seeks to achieve its investment objective, which is identical to the investment objective of the Vista Portfolio, by investing in common stock of issuers with a broad range of market capitalizations.


           This Prospectus sets forth concisely the information about the Vista Portfolio that prospective investors ought to know before investing.


           Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request, without charge by calling or writing the Fund. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.


           Mutual fund shares are not deposits, obligations of, or guaranteed by, any Depositary institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               THIS PROSPECTUS SHOULD BE READ
                                             AND RETAINED FOR FUTURE REFERENCE.



                                                 GW CAPITAL MANAGEMENT, LLC

                                                     Investment Adviser


                               The date of this Prospectus is February 27, 1998

                              FINANCIAL HIGHLIGHTS
                   Selected Data for a Share of Capital Stock
                         For the Year Ended October 31,
                      MAXIM VISTA GROWTH & INCOME PORTFOLIO

                                                                        Period Ended October 31,
------------------------------------- -------------------------- ------------------------------- -----------------------------

                                                 1997                          1996                          19951

                                       -------------------------- ------------------------------- -----------------------------



Net Asset Value, Beginning of Period     $    1.3957                     $    1.2133                  $  1.0000

Income from Investment Operations


Net Investment Income                         0.0158                      0.0219                          0.0174

Net Realized and Unrealized Gain              0.3677                      0.2147                          0.2133

                                         ------------------------     --------------------------        --------------------


Total Income From
Investment Operations                       0.3835                      0.2366                          0.2307


Less Distributions

Less Distributions
From Net Investment Income                  (0.0162)                    (0.0215)                        (0.0174)


From Net Realized Gain                     (0.1040)                    (0.0327)

                                         ------------------------      -----------------------      --------------------


Total Distributions                            (0.1202)                    (0.0542)                        (0.0174)

                                        ------------------------       --------------------------     --------------------

Total Distributions                                                          (0.0542)                           (0.0174)

                                                                     --------------------------        ----------------------



Net Asset Value, End of Period                $    1.6590                $  1.3957                       $   1.2133

                                       ======================        ================           -------------------



Total Return                                       29.33%                  20.01%                          22.25%
Total Return                                                               20.01%                          27.30%

Net Assets, End of Period                   $ 135,053,616              $  86,430,279               $ 49,403,163

Ratio of Expenses to
Average Net Assets                            1.00%                       1.00%                           1.01%*

Ratio of Net Investment
Income to Average                              1.08%                       1.75%                           2.21%*
Net Assets

----------------------------           ----------------------       ---------------------         -----------------


---------

1 For 1995 the period is from December 21, 1994[inception] to October 31, 1995.
* Annualized

                                                        INTRODUCTION


           Maxim Series Fund, Inc. (the "Fund") is an open-end management investment company (a mutual fund) that sells its shares to the Maxim Series Account, FutureFunds Series Account, FutureFunds II Series Account, Retirement Plan Series Account and Pinnacle Series Account of Great-West Life & Annuity Insurance Company ("GWL&A") and to the TNE Series (k) Account (collectively "Series Accounts") of Metropolitan Life Insurance Company ("MetLife"). The shares in the Series Accounts are currently used to fund benefits under certain individual and group variable annuity contracts and variable life insurance policies (the "Variable Contracts") issued by GWL&A and MetLife. For information concerning your rights under a variable contract, see the applicable Series Account prospectus. Shares of the Fund are, and may in the future be, used to fund benefits under other contracts issued by GWL&A or its affiliates, MetLife or its affiliates, and other insurance companies. GW Capital Management, LLC ("GW Capital") is the Investment Adviser for the Fund and the Vista Portfolio. The investment adviser of Growth & Income is The Chase Manhattan Bank ("Chase"), 270 Park Avenue, New York, New York 10017. Chase Asset Management, Inc. ("CAM") is the sub-adviser to Growth & Income. CAM's address is 1211 Avenue of the Americas, New York, New York 10036.


                                                     THE FUND PORTFOLIO


           The Vista Portfolio has its own investment objective and investment strategy. The investment objective may not be changed without the affirmative vote of at least a majority of the outstanding shares of the Vista Portfolio. A more detailed description of the Vista Portfolio's investment policies and a glossary further describing certain investment securities mentioned in the discussion that follows are contained in the Statement of Additional Information. Unlike other portfolios of the Fund which directly acquire and manage their own portfolio of securities, the Vista Portfolio will seek to achieve its objectives by investing all of its investible assets in Growth & Income. The Vista Portfolio has an investment objective that is identical to the investment objective of Growth & Income. The various investments of and techniques employed by Growth & Income are discussed under "Maxim Vista Growth & Income Portfolio", below.

           Smaller funds investing in Growth & Income may be materially affected by the actions of larger funds invested in Growth & Income. For example, if a large fund withdraws from Growth & Income, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns, or Growth & Income may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large and/or institutional investors.) Also, funds with a greater pro rata ownership in Growth & Income could have effective voting control of the operations of Growth & Income. Whenever the Fund is requested to vote on matters pertaining to Growth & Income, the Fund will cast all of its votes in the same proportion as do the Vista Portfolio's shareholders. See "The Fund And Its Shares" in this prospectus for additional information regarding shareholders of the Fund.


           The Vista Portfolio may withdraw its investment in Growth & Income at any time without shareholder approval if the Board of Directors of the Fund decides it is in the best interest of the Vista Portfolio to do so. Upon any such withdrawal, the Board will consider what action may be taken, including the investment of assets of the Vista Portfolio in another underlying mutual fund having the same investment objective as the Vista Portfolio or the retention of an investment adviser to manage the Vista Portfolio's assets in accordance with the investment objective. The investment objective of the Vista Portfolio, however, and the investment objective of Growth & Income, can only be changed with shareholder approval. There is no assurance that Vista Portfolio's investment objective will be achieved nor is there any assurance that Growth & Income's investment objective will be achieved.


           Certain changes in Growth & Income's fundamental objectives, policies and restrictions could require the Vista Portfolio to redeem its interest. Any such redemption could result in a distribution in-kind of securities (as opposed to cash distribution) by the underlying mutual fund. Should such a distribution occur, the Vista Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in-kind could result in a less diversified portfolio of investments for the Vista Portfolio and could affect adversely the liquidity of the Vista Portfolio.


           Following is a description of the Vista Portfolio that will be managed on the basis described above.

Maxim Vista Growth & Income Portfolio


           The investment objective of the Vista Portfolio is to provide its shareholders with long-term capital appreciation and to provide dividend income. The Vista Portfolio seeks to achieve its objective by investing all of its investible assets in the Growth & Income, a non-diversified open-end management investment company managed by Chase. Growth & Income seeks to achieve its investment objective, which is identical to the investment objective of the Vista Portfolio, by investing in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, Growth & Income will invest at least 80% of its total assets in common stocks. In addition, Growth & Income may invest up to 20% of its total assets in convertible securities. To the extent the assets of Growth & Income are not invested in common stocks or convertible securities, they will consist of or be invested in cash, cash equivalents and short-term debt securities, such as U.S. Government securities, bank obligations, commercial paper and repurchase agreements. However, Growth & Income reserves the right to invest up to 100% of its assets in such instruments as well as investment grade debt securities for temporary defensive purposes during periods that it considers to be particularly risky for investment in common stocks. At times when its advisers deem it advisable to limit exposure to the equity market, Growth & Income may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investment in money market instruments). To the extent that Growth & Income departs from its investment policies during temporary defensive periods, its investment objective may not be achieved.


           Growth & Income intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. It is believed that the market risk involved in seeking capital appreciation will be moderated to an extent by the anticipated dividend returns on the stocks in which Growth & Income invests.

                                                 Other Investment Practices

           Growth & Income may also engage in the following investment practices, when consistent with its overall objective and policies. Please see the Statement of Additional Information for a complete discussion of these investment practices and the risks associated therewith.

           Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers. Growth & Income may invest up to 20% of its total assets in foreign securities including Depositary receipts as described below. Since foreign securities are normally denominated and traded in foreign currencies, the values of Growth & Income's foreign investments may be influenced by currency exchange rates and exchange control regulations.

           There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

           Growth & Income's investments in foreign securities may include investments in emerging markets; that is countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

           Most foreign securities held by Growth & Income will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to Growth & Income in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of Growth & Income's investments (even if the price of the investments is unchanged) and changes in the dollar value of Growth & Income's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of Growth & Income's assets and on the net investment income available for distribution may be favorable or unfavorable.

           Growth & Income may incur costs in connection with conversions between various currencies. In addition, Growth & Income may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when Growth & Income declares and pays a dividend, or between the time when Growth & Income accrues and pays an operating expense in U.S. dollars.


           Growth & Income may invest its assets in securities of foreign issuers in the form of: American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of a foreign issuer (collectively, "Depositary Receipts"). Growth & Income treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with sponsored Depositary Receipts.


           Growth & Income may invest up to 20% of its net assets in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed income securities, generally, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Because of the conversion feature, the market value of a convertible security tends to vary with fluctuations in the market value of the underlying common or preferred stock.

           Growth & Income may enter into repurchase agreements. A repurchase agreement is an agreement whereby the seller of a security agrees to repurchase the security sold at a mutually agreed upon price and time. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Moreover, it may lend portfolio securities in an amount not exceeding 30% of its total assets in order to generate additional income. These transactions, however, must be fully collateralized at all times. Growth & Income may enter into forward commitments, whereby Growth & Income may purchase securities for delivery at a future date. A forward commitment may increase Growth & Income's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to Growth & Income if the other party should default on its obligation and Growth & Income is delayed or prevented from recovering the collateral or completing the transaction

           Growth & Income may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, Growth & Income would acquire the right to sell a security at an agreed-upon price within a specified period prior to its maturity date. These transactions involve some risk to Growth & Income if the other party should default on its obligation and Growth & Income is delayed or prevented from recovering the collateral or completing the transaction. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

           Growth & Income may invest up to 10% of its total assets in shares of other investment companies, when consistent with its investment objectives and policies, subject to applicable regulatory requirements. Additional fees will be charged by other investment companies, which are in addition to fees charged by Vista Portfolio.


           Growth & Income may invest up to 20% of its total assets in stripped obligations (i.e.: separately traded principal and interest components of securities), commonly known as "STRIPS", where the underlying obligations are backed by the full faith and credit of the U.S. Government. Changes in interest rates tend to make the value of these instruments fluctuate more than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

           Growth & Income may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank. It may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. These securities are typically issued by European governments and supranational organizations.

           Growth & Income may invest in investment grade debt securities which are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by Growth & Income to be of comparable quality.


           Growth & Income may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover Growth & Income's obligations. Growth & Income may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

           There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which Growth & Income invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of Growth & Income to successfully utilize these instruments may depend in part upon the ability of Growth & Income's adviser to forecast these factors correctly. Inaccurate forecasts could expose Growth & Income to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. Growth & Income is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of Growth & Income. There can be no assurance that a liquid market will exist at a time when Growth & Income seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over the counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, Growth & Income may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the Statement of Additional Information.

           Growth & Income may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. It may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. This practice is commonly known as a reverse repurchase agreement. Whenever Growth & Income enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). Growth & Income would be required to pay interest on amounts obtained through reverse repurchase agreements. Reverse repurchase agreements carry the risk that the market value of the securities which Growth & Income is obligated to repurchase may decline below the purchase price.

                   MANAGEMENT OF THE FUND AND GROWTH & INCOME


           Overall responsibility for management and supervision of the Fund rests with the Fund's Directors and overall responsibility for management and supervision of Growth & Income rests with Trustees of Growth & Income. The Fund currently has five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board of Directors of the Fund meets regularly four times each year and at other times as necessary. By virtue of the functions performed by GW Capital as Investment Adviser to the Fund, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of GWL&A and receive compensation from it. The Statement of Additional Information contains the names of, and general background information regarding, each Director and executive officer of the Fund and each Trustee and executive officer of Growth & Income.


Investment Adviser of the Fund

           GW Capital, located at 8515 E. Orchard Rd., Englewood, Colorado 80111, serves as the Fund's investment adviser. GW Capital is a wholly owned subsidiary of Great-West Life & Annuity Insurance Company which in turn is a wholly owned subsidiary of The Great-West Life Assurance Company. The Great-West Life Assurance Company is a subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada. GW Capital presently acts as the investment adviser for Great-West Variable Annuity Account A, a separate account of GWL&A registered as a management investment company, Orchard Series Fund, a publicly-available registered mutual fund, and certain non-registered, qualified corporate pension plan separate accounts of GWL&A. GW Capital is a registered investment adviser with the Securities and Exchange Commission.

           Subject to the supervision and direction of the Fund's Board of Directors, GW Capital generally manages the Fund's portfolios in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the Fund and places orders to buy and sell securities on behalf of the Fund. The investment adviser and sub-adviser to Growth & Income, in which the Vista Portfolio invests all its assets, manage Growth & Income in accordance with Growth & Income's stated investment objectives and policies, making investment decisions for Growth & Income and placing orders to buy and sell securities on behalf of Growth & Income.

           With respect to the Vista Portfolio, GW Capital shall be responsible for all expenses, except extraordinary expenses. In addition to its investment advisory services, GW Capital is responsible for providing accounting and administrative services for the Vista Portfolio. GW Capital receives monthly compensation at the annual rate of 0.53% for the services it provides with respect to the Vista Portfolio.

Investment Adviser of Growth & Income

           Chase is responsible for managing the assets of Growth & Income pursuant to an investment advisory agreement dated May 6, 1996, and has overall responsibility for Growth & Income's investment decisions, subject to the oversight of the Board of Trustees. Chase is a wholly owned subsidiary of the Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services, Chase is entitled to receive an annual fee computed daily and paid monthly based on an annual rate equal to .40% of Growth & Income's daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable under its advisory agreement with Growth & Income. Chase's address is 270 Park Avenue, New York, New York 10017.


           CAM, a registered investment adviser serves as the sub-adviser to Growth & Income pursuant to a sub-advisory agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase. CAM makes the day-to-day investment decisions for Growth & Income and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of Growth & Income's average daily net assets. CAM provides discretionary investment advisory services to institutional clients.

      Greg Adams and Diane Sobin, Senior Portfolio Managers at Chase, are responsible for the day-to-day management of Growth & Income. Mr. Adams joined Chase in 1987 and has been a manager of Growth & Income since March 1995. Mr. Adams is also a manager of Vista Balanced Fund and Vista Large Cap Equity Fund. In addition, Mr. Adams has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process. Ms. Sobin joined Chase in 1997 and has been a manager of Growth & Income since July 1997. Prior to joining Chase, Ms. Sobin was a senior portfolio manager at Oppenheimer Funds Inc. where she managed mutual funds. Prior to 1995, Ms. Sobin was a senior portfolio manager at Dean Witter Discover, where she managed several mutual funds and other accounts.

           Dave Klassen, Director, U.S. Funds Management and Equity Research at Chase, is responsible for asset allocation and investment strategy for Chase's domestic equity portfolios. Mr. Klassen joined Chase in 1992 and is a manager of Vista Small Cap Equity Fund and Vista Capital Growth Portfolio. Prior to joining Chase in 1992, Mr. Klassen was a vice president and portfolio manger at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts.


           Chase also serves as administrator to Growth & Income and is entitled to a fee computed daily and paid monthly at an annual rate equal to 0.05% of Growth & Income's average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its administrative fees.

           Additionally, expenses attributable to and payable by the Growth & Income Portfolio, currently at the annual rate of 0.02% of Growth & Income's average daily net assets, are paid monthly. Expenses include, but are not limited to, expenses connected with the execution, recording and settlement of security transactions; fees and expenses of Growth & Income's custodian for all services to Growth & Income, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government officers and commissions; and expenses of meetings of investors.

                                             DIVIDENDS, DISTRIBUTIONS AND TAXES

           Dividends from the investment income of the Vista Portfolio shall be declared and reinvested quarterly in additional shares of Growth & Income at net asset value. Distributions of net realized capital gains, if any, are declared in the fiscal year in which they have been realized and are reinvested in additional shares of Growth & Income at net asset value.


           The Fund has qualified, and intends to continue to qualify, as a registered investment company under Subchapter M of the Internal Revenue Code ("Code"). Each Portfolio of the Fund will be treated as a separate corporation for federal income tax purposes. The Fund intends to distribute all of its net income so as to avoid any Fund-level tax. Therefore, dividends derived from interest and distributions of any realized capital gains will be taxable, under Subchapter M, to the Fund's shareholders, which in this case are GWL&A's Series Accounts. The Fund also intends to distribute sufficient income to avoid the imposition of the Code Section 4982 excise tax.

           For a discussion of the taxation of GWL&A or MetLife and the Series Accounts, see "Federal Tax Considerations" included in the applicable Series Account prospectus.


                                             PURCHASE AND REDEMPTION OF SHARES

           Shares of the Fund (i.e., its Portfolios) are sold and redeemed at their net asset value next determined after initial receipt of purchase order or notice of redemption without the imposition of any sales commission or redemption charge. However, certain deferred sales and other charges may apply to the variable contracts. Such charges are described in the applicable Series Account prospectus.

                                                    VALUATION OF SHARES

           The Vista Portfolio's net asset value per share is determined as of 4:00 p.m., EST/EDT time once, daily, Monday through Friday, except on: (i) holidays on which the New York Stock Exchange is closed, or (ii) days on which Growth & Income is not valued.

           Since the Vista Portfolio will invest all its investible assets in Growth & Income, the value of the Vista Portfolio's shares will be equal to the value of its beneficial interests in Growth & Income. If the securities owned by Growth & Income increase in value, the value of the Vista Portfolio's shares will increase. If the securities owned by Growth & Income decrease in value, the value of the Vista Portfolio's shares will also decline. In this way, investors participate in any change in the value of the securities owned by Growth & Income.

                                                  THE FUND AND ITS SHARES

           The Fund was incorporated under the laws of the State of Maryland on December 7, 1981 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Fund commenced operations on February 25, 1982.

           The Fund offers a separate class of common stock for each portfolio. All shares will have equal voting rights, except that only shares of a respective portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that portfolio and, upon liquidation or dissolution, to participate equally in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any Directors.


           The Series Accounts, as part of GWL&A or MetLife, and The Great-West Life Assurance Company ("Great-West"), which provided the Fund's initial capitalization will be holders of the shares and be entitled to exercise the rights directly as described in the applicable Series Account prospectus. Whenever the Fund is requested to vote on matters pertaining to Growth & Income, the Fund will cast all of its votes in the same proportion as do the Vista Portfolio's shareholders.


           The Fund offers its shares to the Series Accounts. For various reasons, it may become disadvantageous for one or more of the Series Accounts to continue to invest in Fund shares. In such an event, one or more Series Accounts may redeem its Fund shares. For further information, see the Statement of Additional Information.

                                              PERFORMANCE RELATED INFORMATION

           The Fund may advertise certain performance related information. Performance information about the Fund is based on the Vista Portfolio's and/or Growth & Income's past performance only and is no indication of future performance.

           The Fund may include total return in advertisements or other sales materials regarding the Vista Portfolio. When the Fund advertises the total return of the Vista Portfolio, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Vista Portfolio and Growth & Income have been in existence for less than ten years. Total return is measured by comparing the value of an investment in the portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). The performance of the Vista Portfolio will be affected by charges and fees at the separate account level.

           The Vista Portfolio may also advertise its yield in addition to total return. This yield will be computed by dividing the net investment income per share earned during a recent one-month period by the net asset value of a Vista Portfolio share (reduced by any dividend expected to be paid shortly out of Vista Portfolio income) on the last day of the period.

                                                    GENERAL INFORMATION

Reports to Shareholders

           The fiscal year of the Vista Portfolio and Growth & Income ends on October 31 of each year. The Fund will send to its shareholders, at least semi-annually, reports of the Vista Portfolio and other information. An annual report, containing financial statements, audited by independent certified public accountants, will be sent to shareholders each year.

Custodian for the Fund and Growth & Income


           Morgan Guaranty Trust Company of New York ("Morgan"), New York City, New York, acts as custodian of the Fund's assets. Morgan has custody of the Fund's assets held within and outside the United States. Morgan holds the Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of the Fund.


           The custodian of Growth & Income's assets is Chase, whose duties include safeguarding and controlling Growth & Income's cash and securities and other related functions.

Independent Auditors for the Fund and Growth & Income

           Deloitte & Touche LLP has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to annual ratification by the Fund's shareholders.


           Price Waterhouse LLP has been selected as the independent auditors of Growth & Income. . The selection of independent auditors is subject to annual ratification by Growth & Income's shareholders.


Legal Counsel for the Fund

           Jorden Burt Berenson & Johnson, LLP is counsel for the Fund.

Additional Information

           The telephone number or the address of the Fund appearing on the front page of this prospectus should be used for requests for additional information.

                             MAXIM SERIES FUND, INC.
                                 Vista Portfolio



                       STATEMENT OF ADDITIONAL INFORMATION


           This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 8515 E. Orchard Rd., Englewood, Colorado 80111 or by calling the Fund at (303) 689-3000.







                           GW CAPITAL MANAGEMENT, LLC

                               Investment Adviser




               The date of the Prospectus to which this Statement
                of Additional Information relates and the date of

                   this Statement of Additional Information is
                               February 27, 1998.

                                TABLE OF CONTENTS





Page

Sale of
Shares........................................................................3

The Fund
Portfolios....................................................................3

           Description of Investment

           Securities......................................................3
           Information About Securities
           Ratings..........................................................16
           Investment Limitations............................................17
           Lending of Portfolio
           Securities.....................................................19

Management...................................................................20

           The
           Fund..............................................................20

                     Directors and
                     Officers................................................20
                     The Investment
                     Adviser.................................................21
                     Advisory
                     Fee.....................................................22

           The Growth & Income
           Portfolio.......................................................22

                     Trustees and
                     Officers................................................22
                     The Investment Adviser of Growth &
                     Income...................................................23
                     The Growth & Income
                     Administrator............................................25

Purchase and Redemption of
Shares.................................................................26

Calculation of
Yields........................................................................26

Calculation of Total
Return.......................................................................27

Price Make-Up
Sheet.........................................................................28

Financial
Statements...................................................................29

                                 SALE OF SHARES


           Shares of the Fund are sold to the FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account Retirement Plan Series Account and Maxim Series Account, which are separate accounts established by GWL&A to receive and invest premiums paid under variable annuity contracts issued by GWL&A. Shares of the Fund are also sold to TNE Series (K) Account of Metropolitan Life Insurance Company ("MetLife") to fund benefits under variable annuity contracts. Shares of the Fund are also sold to the Pinnacle Series Account, a separate account established by GWL&A to fund variable life insurance policies. Shares of the Fund are, and in the future may be, sold to other separate accounts of GWL&A, its affiliates or other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although no such disadvantages are currently foreseen either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policyowners and contract owners and to determine what action, if any, should be taken in response thereto.
Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any portfolio of the Fund, or (4) differences in voting instructions between those given by policyowners and those given by contract owners.


                               THE FUND PORTFOLIOS


           The discussion that follows provides supplemental information to the discussion captioned "The Fund Portfolios" in the Prospectus.

           The Fund commenced operations as a management investment company in 1982. The Maxim Vista Growth and Income Portfolio (the "Vista Portfolio") was added effective December 21, 1994. The Vista Portfolio invests all of its investible assets in the Growth & Income Portfolio ("Growth & Income"), a non, diversified open-end management investment company.


Description of Investment Securities

           The following is a description of certain securities in which Growth & Income may invest. Since Vista Portfolio invests all of its investible assets in Growth & Income, Vista Portfolio will indirectly bear the investment risks associated with these investments.

1. Asset-Backed Securities. Asset-backed securities may be classified as pass-through certificates of collateralized obligations. They depend primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

           Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in any underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

           Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purposes of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing the debt instrument are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the security and any credit support provided. As a result, although payments on such securities are obligations of the issuers, in the event of a default on the underlying assets not covered by credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


2. Bank Obligations. Bank Obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which Growth & Income cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.


           Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

3. Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

4. Corporate Reorganizations. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.

           The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of Growth & Income and increase its brokerage and other transaction expenses.


5. Foreign Currency Exchange Transactions. Growth & Income may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. For example, Growth & Income may engage in foreign currency exchange transactions in connection with the purchase and sale of securities ("transaction hedging") and to protect against changes in the value of specific positions ("position hedging").

           Growth & Income may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which Growth & Income contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in securities denominated in that foreign currency.

           If conditions warrant, Growth & Income may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.


           For transaction hedging purposes Growth & Income may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

           Growth & Income may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities Growth & Income intends to buy are denominated, when Growth & Income holds cash or short-term investments). For position hedging purposes, Growth & Income may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, Growth & Income may also purchase or sell foreign currency on a spot basis.


           Growth & Income's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. "Cross hedging" activities may be engaged in when it is believed that such transactions provide significant hedging opportunities. Cross hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.


           Hedging transactions involve costs and may result in losses. Growth & Income will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when it is believed the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. There is no assurance that appropriate foreign currency exchange transactions will be available with respect to all currencies in which investments may be dominated.

           Hedging transactions may also be limited by tax considerations. Hedging transactions may affect the character or amount of distributions.

6. Foreign Securities, Eurodollar Certificates of Deposit, ECU Obligations and Supranational Organizations. Growth & Income may invest up to 20% of its total assets in foreign securities. Investing in securities issued by non-U.S. companies involves considerations and potential risks not typically associated with investing in obligations issued by U.S. companies. Less information may be available about non-U.S. companies and these companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations. Restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealing between nations. Costs are also incurred in connection with conversions between various currencies. Investing in non-U.S. sovereign debt involves exposure to the direct or indirect consequences or political, social or economic changes in developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

           Growth & Income may also invest in securities of foreign issuers in the form of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or other similar securities representing securities of foreign issuers. Growth & income treats Depositary receipts as interests in the underlying securities for purposes of its investment policies. Growth & Income will limit its investment in Depositary receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

           Growth & Income may also invest in Eurodollar certificates of deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars. It may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of currencies of certain member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees of Growth & Income do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities. Growth & Income also may invest in securities issued by supranational organizations such as The World Bank, which was charted to finance development projects in developing member countries, the European Community, which is a twelve nation organization engaged in cooperative economic activities, the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries, and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

7. Forward Commitments. In order to invest Growth & Income's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of Growth & Income's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of Growth & Income consisting of liquid securities equal to the amount of Growth & Income's commitments will be established at Growth & Income's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities  will  be  valued  at  market  value.  If the  market  value  of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by Growth & Income.

           Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in Growth & Income's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, Growth & Income will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the forward commitment securities themselves (which may have a value greater or lesser than Growth & Income's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

           To  the  extent  Growth  &  Income  engages  in  forward   commitment
transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

8. Forward Contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the seller, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. Forward contracts can be used to protect the value of a seller's investment securities by establishing a rate of exchange that the seller can achieve at some future point in time; they do not simulate fluctuations in the underlying prices of the securities. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gains that might result should the value of such currency increase.


9. Illiquid Securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a funds net asset value. Under current SEC interpretations, the following types of securities will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions; (3) options, with respect to specific securities not traded on a national securities exchange that are not readily marketable; and (4) any other securities that are not readily marketable. For purposes of limitations on investments in illiquid securities, certain investments might be treated as liquid; such as investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as Growth & Income who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.


           One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. In determining whether a particular instrument is liquid or illiquid, consideration is given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

10. Interest Rate and Currency Transactions. Growth & Income may employ currency and interest rate management techniques including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of Growth & Income's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that Growth & Income is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

           Growth & Income will enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with only the net amount of the two payments being received or paid, as the case may be. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the party is contractually obligated to make. If a party to an interest rate or currency swap defaults, the risk of loss consists of the net amount of interest or currency payments that the other party is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, an acceptable degree of correlation between the portfolio investments and the interest rate or currency swap positions is expected to be achieved.

           Foreign currency received may be held in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

           Growth & Income may purchase or sell without limitation as to a percentage of its assets when it is anticipated that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not currently held by Growth & Income. In addition, forward foreign currency exchange contracts may be entered in order to protect against adverse changes in future foreign currency exchange rates. Cross-hedging may also be engaged in by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if it is believed that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance than if such contracts had not been entered. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on foreign currency denominated portfolio securities and the use of such techniques will subject Growth & Income to certain risks.

           The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, foreign currency forward contracts may not always be available at attractive prices, and this will limit the use of such contracts to hedge or cross-hedge assets. Also, with regard to the use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges and the movements in the exchange rates of the foreign currencies in which the assets that are the subject of such cross-hedges are denominated.

           Interest rate and currency swaps may be entered to the maximum allowed limits under applicable law. Typically, interest rate swaps will be used to shorten the effective duration of the portfolio. Interest rate swaps involve the exchange by one party with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

11. Mortgage Related Securities. Growth and Income may purchase mortgage-backed securities-(i.e., securities representing an ownership interest in a pool of mortgage loans) issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool, but not the security itself, may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

           The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.


           Growth & Income may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related entities, and their income streams.


           CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

           REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.


           Growth & Income's advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. Growth & Income may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, Growth & Income may consider making investments in such new types of mortgage-related securities.


12. Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the purchaser, reflecting an agreed upon market rate of interest for the period from the time of purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A purchaser will only enter repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While investment in repurchase agreements may be made for periods up to 30 days, it is expected that typically such periods will be for a week or less. Repurchase agreements maturing in more than 7 days are deemed to be illiquid and are subject to Growth & Income's investment policy regarding illiquid securities.

           Although repurchase transactions usually do not impose market risks on the purchaser, the purchaser would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the purchaser may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the purchaser could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the purchaser upon liquidation of the securities may be limited.

13. Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the seller is obliged to purchase the securities.

14. Securities Loans. As discussed in the prospectus, Growth & Income is permitted to lend its securities to broker/dealers and other institutional investors in order to generate additional income. In connection with such loans, Growth & Income will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such loans of portfolio securities may not exceed 30% of the value of Growth and Income's total assets. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. Growth & Income can increase its income through the investment of such collateral. Such loans will be terminable at any time upon specified notice. Growth & Income might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements. The risks in lending securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty.

15. Stand-By Commitments. Stand-By Commitments are put transactions in which the purchaser is entitled to same-day settlement and the right to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by Growth & Income, and that the maturity of the underlying security will generally be different from that of the commitment.

16. Stripped Treasury Securities. Zero-Coupon Treasury Securities come in two forms: U.S. Treasury bills issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from Treasury bonds and notes and resold them in custodial receipt programs with a number of different names. The underlying Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities, in trust on behalf of the owners thereof.

           Publicly filed documents state that counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government securities. In addition, such documents state that the terms of custody for the custodial receipt programs generally provide that the underlying debt obligations will be held separate from the general assets of the custodian and will not be subject to any right, charge, security interest, lien, or claim of any kind in favor of the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on these underlying debt obligations, if any, to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance in customary amounts to protect the holders of the receipts or certificates against losses resulting from the custody arrangement. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of owners of the underlying debt obligations, including the right, in the event of default, to proceed directly and individually against the U.S. Government without acting in concert with other holders of such receipts or the custodian.


           When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold off separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in bundled form. Purchasers of Stripped Treasury Securities acquire, in effect, discount obligations that are economically identical to the "zero coupon bonds" that have been issued by corporations.

           The U.S. Treasury has facilitated transfers of ownership of Stripped Treasury Securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as Separate Trading of Registered Interest and Principal of Securities or "STRIPS". The plan eliminates the need for the trust or custody arrangements.

17. Structured Products. Structured Products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. Investment may be made in products which will represent derived investment positions based on relationships among different markets or asset classes.

           Investments may be made in other types of structured products including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When investments are made in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. Investment may be made in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of Growth & Income's fundamental investment limitation related to borrowing and leverage.

           Certain issuers of structured products may be deemed to be, "investment companies" as defined in the 1940 Act. As a result, investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions and there currently is no active trading market for structured products. As a result, certain structured products may be deemed illiquid and subject to its limitation on illiquid investments. Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.


18. U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds ; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality.

19. Warrants and Rights. Warrants are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


20. When-issued Securities. When the purchase of securities on a "when-issued" or on a "forward delivery" basis is permitted, it is expected that, under normal circumstances, delivery of such securities will be taken. When a commitment to purchase a security on a when-issued or on a forward delivery basis is made, procedures are established for such purchase consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, liquid securities sufficient to cover any commitments or to limit any potential risk are expected to be held. However, although it is not intended that such purchases would be made for speculative purposes and adherence to the provisions of the Securities and Exchange Commission policies is expected, purchase of securities on such bases may involve more risk than other types of purchases. For example, the sale of assets which have been set aside in order to meet redemptions may be required. Also, if it is determined that it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the then available cash flow or the sale of securities would be required to meet the resulting obligations, or, although it would not normally be expected, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the payment obligation).


Derivatives and Related Instruments

           Options on Securities, Securities Indexes, and Debt Instruments.

           Growth & Income may purchase, sell, or exercise call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments. A call option gives the purchaser the right to buy the underlying securities from the seller at a stated exercise price. A put option gives the purchaser the right to sell the underlying securities to the seller of the put option at a stated exercise price. Call options may be purchased to hedge against an increase in the price of securities the purchaser ultimately wants to buy. Such hedge protection is provided during the life of the call option since the holder of the call option is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transactions costs. Put options may be purchased to hedge portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option because the holder of the option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the seller will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

           Growth & Income will only write "covered" options. When writing a covered call option, a fund must own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). When writing a covered put option, a fund will maintain a segregated account consisting of liquid assets equal in value to the value of the fund's obligation under the covered put option.

           Premiums are received from writing a put or call option, which increases the return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the seller limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the seller assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.


           In most cases, Growth & Income will purchase and sell exchange-traded options. Growth & Income, however, may also purchase, sell or exercise dealer options (also known as "over-the-counter options"). There may not be a continuous liquid market for dealer options as there is for exchange-traded options. Consequently, the value of a dealer option may be realized only by exercising it or reselling it to the dealer who issued it. Dealer options will only be entered into with dealers who will agree to and which are expected to be capable of entering into closing transactions; however, there can be no assurance the a dealer option may be liquidated at a favorable price at any time prior to expiration. In the event of an insolvency of the counterparty, a dealer option may not be liquidated. The staff of the SEC has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. The "cover" used for written over-the-counter options may be treated as liquid if the dealer agrees that the over-the-counter option which the dealer has written may be repurchased for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, dealer options will be treated as subject to the limitation on illiquid securities.


           Futures Contracts and Options on Futures Contracts

           Growth & Income may purchase or sell (i) interest rate futures contracts, (ii) futures contracts on specified instruments or indexes, and (iii) options on these future contracts.


           Futures Contracts. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or, in the case of futures contracts on indexes of securities, for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying a contract are delivered by the seller and paid for by the purchaser, or on which, in the case of a stock index futures contract, an amount equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the value of such index at the time the futures contract was originally entered into is settled between the purchaser and seller in cash. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the time the contract is entered into. Instead, an amount of cash or cash equivalents, the value of which may vary but is generally equal to 2% or less of the value of the contract, must be deposited with the broker as initial deposit or "margin". Subsequent payments to and from the broker, referred to as "variation margin", are made on a daily basis as the value of the index underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market".


           At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by a party is required to be paid to the exchange clearing corporation, while any profit due to a party must be delivered to it.


           Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

           As indicated above, an index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. When purchasing or selling an index futures contract, a fund must (1) maintain a segregated account consisting of liquid assets (and marked to market daily) which, when added to any amounts deposited with a futures commission merchant as margin, is equal to the market value of the futures contract; or (2) "cover" its position.

           Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed priced (the "strike price") up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the "premium". The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding short position for the seller (the "writer") of the option in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

           Regulations of the CFTC require Growth & Income to enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in Growth & Income's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for Growth & Income, and accrued profits on such positions. In addition, Growth & Income may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of Growth & Income's total assets.


           As indicated previously, when Growth & Income purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with Growth & Income's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account if its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

           Growth & Income's ability to engage in the hedging transaction described herein may be limited by the current federal income tax requirement that Growth & Income derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

           In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by Growth & Income not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

           In addition to any risk  factors  which may be described  above,  the
following  sets  forth  certain   information   regarding  the  potential  risks
associated with Growth & Income's futures and options transactions.

           Risk of Imperfect Correlation. Growth & Income's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of Growth & Income's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for Growth & Income might not be successful and Growth & Income could sustain losses on its hedging transaction which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, Growth & Income's overall return could be less than if the hedging transaction had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid an extreme fluctuations resulting from changes in the value of a small number of securities. Growth & Income would, however, effect transactions in such futures or options only for hedging purposes.

           The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that Growth & Income will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect Growth & Income.

           Growth & Income will purchase or sell futures contracts or options only if, in Chase's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of Growth & Income's portfolio for the hedge to be effective. There can be no assurance that Chase's judgment will be accurate.

           Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could required Growth & Income to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While Growth & Income will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by Growth & Income, which could require Growth & Income to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on Growth & Income's ability effectively to hedge its portfolio, or the relevant portion thereof.


           The  liquidity  of a  secondary  market in a futures  contract  or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


           Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indexes involve the risk that if Chase's investment judgment concerning the general direction of interest rates is incorrect, Growth & Income's overall performance may be poorer than if it had not entered into any such contract. For example, if Growth & Income has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, Growth & Income will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if Growth & Income has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

           Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Chase does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding Growth & Income's portfolio.

Information about Securities Ratings

                Corporate Bonds - Moody's Investors Service, Inc.


           Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


           Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


                 Corporate Bonds - Standard & Poor's Corporation

           AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

           AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

           A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

           BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

           BB & B - Standard & Poor's describes the BB and B rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               Commercial Paper - Moody's Investors Service, Inc.


           Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

           Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

           Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.


                Commercial Paper - Standard & Poor's Corporation


           A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

           A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

           A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

           A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.


Investment Limitations


           The Fund has adopted limitations regarding the investment activity of the Vista Portfolio which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Vista Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations are set forth below.


           The Vista Portfolio will not:

1. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances, and positions in permissible options and futures will not be subject to this restriction.

2. Alone or together with any other investor make investments for the purpose of exercising control over, or management of any issuer.

3. Purchase or sell interests in commodities, commodities contracts, or real estate, (including limited partnership interests but excluding securities secured by real estate or interests therein), except that the Vista Portfolio may purchase securities of issuers which invest or deal in any of the above and may engage in permissible futures and options transactions, permissible forward purchases or sales of foreign currencies or securities, and the purchase and sale of mortgage-backed securities.

4. Make loans, except as provided in limitation (5) below and except through the purchase of debt instruments (including, without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in private placements (the purchase of publicly-traded obligations are not being considered the making of a loan) and further, through the use of repurchase agreements or the purchase of short-term obligations.


5. Lend its portfolio securities in excess of one-third of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities" of this Statement of Additional Information.


6. Borrow amounts in excess of 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or by engaging in reverse repurchase transactions; nor may the Vista Portfolio pledge, mortgage, or hypothecate more than 1/3 of its net assets to secure such borrowings. In the event the Vista Portfolio borrows in excess of 5% of its total assets, the Vista Portfolio will not purchase additional investment securities until any borrowings that exceed 5% of the Vista Portfolio's total assets are repaid.

7. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with borrowings mentioned in limitation (6) above, and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Vista Portfolio's total assets, taken at market value at the time thereof; provided that collateral arrangements with respect to permissible futures and options transactions, including initial and variation margin payments, are not considered to be the pledge of assets for purposes of this restriction.

8. Underwrite securities of other issuers except insofar as the Vista Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

9. Issue any senior security (as defined in the 1940 Act), except that (a) the Vista Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under the Portfolio's investment policies and applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Vista Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under the Portfolio's investment policies and applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Vista Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to the Vista Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

           The Vista Portfolio is subject to the following non-fundamental investment limitations:

     1. The Vista Portfolio may not invest more than 15% of its net assets in illiquid securities.

     2. The Vista Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

     3. The Vista Portfolio may not purchase or sell interests in oil, gas, or mineral leases.

4. Write, purchase or sell puts, calls or combinations thereof, except that the Vista Portfolio may buy and sell permissible options and futures, and may hold and sell warrants where the grantor of the warrants is the issuer of the underlying securities.

5. Purchase any securities on margin (except that the Vista Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the
           Vista Portfolio may make margin payments in connection with permissible transactions in futures contracts and options) or make short sales of securities or maintain a short position, except that the Vista Portfolio may sell short against the box.

6. The Vista Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment).

7. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings
           Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

           In addition, Growth & Income is subject to additional fundamental and nonfundamental investment limitations which are set forth in its prospectus and statement of additional information. Please see Growth & Income's Statement of Additional Information regarding these operating policies.

Lending of Portfolio Securities

           The Vista Portfolio is not permitted to make loans to other persons, except (i) through the lending of its portfolio securities and provided that any such loans do not exceed 33 1/3% of the Vista Portfolio's total assets (taken at market value), (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Vista Portfolio's total assets will be invested in repurchase agreements maturing in more than seven days, or (iii) by purchasing, subject to the limitation in paragraph 6 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this limitation the purchase of short-term commercial paper and other debt securities which are part of an issue offered to the public shall not be considered the making of a loan.


           For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of Investment Restriction No. 7 industrial developments bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry".


           In the event the Vista Portfolio were ever to redeem its investment in Growth & Income and the Investment Adviser were to manage the Vista Portfolio's assets directly (or delegate such management to a sub-adviser), the Vista Portfolio would be subject to the above-described fundamental investment policies. If the Vista Portfolio were to redeem its investment in Growth & Income and invest in another investment company, the shareholders of the Vista Portfolio would be asked to approve the adoption of the investment policies of such investment company to the extent necessary or appropriate to allow the Vista Portfolio to make such investment.

                             MANAGEMENT OF THE FUND

The Fund

                             Directors and Officers

The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

Name, Relationship with                                Principal Occupation
the Fund, and Address                                   Past Five Years

Rex Jennings                                            President Emeritus, Denver Metro Chamber
Director2                                              of Commerce (since 1987)

Richard P. Koeppe, Ph.D.                                Retired Superintendent,
Director3                                              Denver Public Schools (1988 - 1990)

Douglas L. Wooden                                      Great-West Life & Annuity Insurance
Director1 5                                             Company:  Senior Vice-President, Financial
                                                        Services (since 1996);  Senior Vice-President,
                                                        Chief Financial Officer        (1991-1996)

James D. Motz                                           Great-West Life & Annuity Insurance
Director1 5                                             Company:  Senior Vice-President, Employee Benefits
                                                        Operations (since 1991); Vice-President, Group
                                                        (1983-1990)

Sanford Zisman                                          Attorney, Zisman & Ingraham, P.C.
Director4

Glen R. Derback                                         Great-West Life & Annuity Insurance
Treasurer, Principal                                    Company:  Vice-President, Financial
Financial and Accounting Officer1 5                     Control (since 1984);


Beverly A. Byrne                                        Great-West Life & Annuity Insurance
Secretary1 5                                            Company: Assistant Vice-President and Associate
                                                        Counsel (since 1997); Assistant Counsel (1993 -
                                                        1997); Attorney (1988-1993)


--------------------------------

1          Interested person as defined in the Investment Company  Act of 1940 and affiliated person of Investment Adviser.
2          12501 East Evans Circle, Unit C, Aurora Colorado 80014
3          8679 East Kenyon Avenue, Denver, Colorado  80237
4          3773 Cherry Creek North Drive, Suite 250, Denver, Colorado 80209.
5          Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Englewood, Colorado 80111.

                                                        Compensation

           The Fund pays no salaries or compensation to any of its officers or directors affiliated with GW Capital or its affiliates. The chart below sets forth the annual fees paid or expected to be paid to the non-interested directors and certain other information.

---------------------------------- --------------------------------- ---------------------------------- ----------------------------
                                             R.P. Koeppe                        R. Jennings                        S. Zisman
---------------------------------- --------------------------------- ---------------------------------- ----------------------------
---------------------------------- --------------------------------- ---------------------------------- ----------------------------

Compensation Received from the
Fund*                                          $ 8,500                            $ 8,500                           $ 8,500

---------------------------------- --------------------------------- ---------------------------------- ----------------------------
---------------------------------- --------------------------------- ---------------------------------- ----------------------------
Pension or Retirement Benefits
Accrued as Fund Expense*                         $ 0                                $ 0                               $ 0
---------------------------------- --------------------------------- ---------------------------------- ----------------------------
---------------------------------- --------------------------------- ---------------------------------- ----------------------------

Total Compensation Received from
the Fund and All Affiliated                    $ 16,500                          $ 16,500                           $ 16,500
Funds**

---------------------------------- --------------------------------- ---------------------------------- ----------------------------

*          Estimated for current Fiscal Year
**         As of January 31,

           1998 there were forty funds for which the directors serve as directors or Trustees, of which thirty-four are Portfolios of the Fund. The total compensation paid is comprised of the amount estimated to be paid during the Fund's current fiscal year by the Fund and its affiliated investment companies.


          All of the shares of the Portfolio are owned by FutureFunds II a separate account of Great-West Life & Annuity Insurance Company.

 The Investment Adviser of the Fund


           The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser of the Fund" in the Prospectus.

           GW Capital Management, LLC (the "Investment Adviser") serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 1982 with the Fund. The Investment Adviser is a wholly owned subsidiary of GWL&A which in turn is a wholly owned subsidiary of Great-West. Great-West is a 99.4% owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4% subsidiary of Power Financial Corporation, Montreal, Quebec. A majority of the common stock of Power Financial Corporation is owned by 171263 Canada Inc. 171263 Canada Inc. is a wholly owned subsidiary of Power Corporation of Canada, which, in turn, is controlled by a Canadian investor, Paul Desmarais, and his associates.

           The Investment Advisory Agreement, as amended, was considered by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940), on November 1, 1997. The Agreement will remain in effect until November 1, 1998 and will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or interested persons of any such party. The agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.


           While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Fund. Such managers consider analysis from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. With respect to the Vista Portfolio, because all the Vista Portfolio's investible assets will be invested in Growth & Income, the investment adviser to Growth & Income will "in effect" manage the Vista Portfolio in accordance with Growth & Income's stated investment objectives and policies, making investment decisions for Growth & income and placing orders to buy and sell securities on behalf of Growth & Income. GW Capital will be responsible for accounting and administration of the Vista Portfolio only.

              Fees


           For the year ended October 31, 1997, the Investment Adviser has been paid $ 597,408 for the services it provides to the Vista Portfolio.


The Growth and Income Portfolio
("Growth & Income")


      Trustees and Officers


           The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer other than the Chairman is 6 St. James Avenue, Suite 900, Boston, Massachusetts.


FERGUS REID, III - Chairman and Trustee. Chairman of the Board of Trustees of Mutual Fund Group and Mutual Fund Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds.
Address:  202 June Road, Stamford, Connecticut

06903.  Age:  65


H. RICHARD VARTABEDIAN* - Trustee and President. Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport,
Maine 04576.

Age:  61

WILLIAM J. ARMSTRONG - Trustee. Vice President and Treasurer Ingersoll-Rand Company. Address: 49 Aspen Way, Upper Saddle River, New Jersey 07458; Age: 55.

JOHN R.H. BLUM - Trustee. Attorney in private practice; formerly partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture, State of Connecticut 1992-1995. Address: 332 Main Street, Lakeville, Connecticut 06039;
Age: 68

STUART W. CRAGIN, JR. - Trustee. Retired; formerly, President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Address:108 Valley Road, Cos Cob, Connecticut 06807. Age: 64

ROLAND R. EPPLEY, JR. - Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Address: 105 Coventry Place, Palm Beach Gardens, Florida 33418; Age: 65.


JOSEPH J. HARKINS* - Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He was employed by Chase in numerous capacities as an officer from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Address: 257 Plantation Circle South, Ponte Verde Beach, Florida 32082; Age: 65.


SARAH JONES* - Trustee.
President and Chief Operating
Officer of Chase Manhattan Funds
Corp.; formerly Managing
Director for the Global Asset
Management and Private Banking
Division of The Chase Manhattan
Bank.  Address:  One Chase
Manhattan Plaza, 3rd Fl., New
York, NY 10081;  Age: 46.

W.D. MACCALLAN - Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.;formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Address: 624 East
45th Street Savannah, Georgia 31405;   Age: 70.

W. PERRY NEFF* - Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds Inc.; formerly Director, Chairman and President of The Hanover Investments Funds Inc.
Address: RR 1 Box 102, Weston, Vermont 05181; Age: 70

LEONARD M. SPALDING, JR.* - Trustee. Executive Vice President and Chief Executive Officer for Chase Mutual Funds, Corp.; President and Chief Executive Officer of Vista Capital Management in 1993; Chief Investment Executive of The Chase Manhattan Private Bank. Address: 2025 Lincoln Park Road, Springfield, KY 40069; Age: 62

DR. RICHARD E. TEN HAKEN - Trustee. Former District Superintendent of Schools, Monroe No.2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Address: 4 Barnfield Road, Pittsfield, New York 14534. Age: 63

IRVING L. THODE - Trustee. Retired; formerly Vice President of Quotron Systems.
  He has previously served in a number of executive positions with Control
Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Address: 80 Perkins Road, Greenwich, Connecticut 06830. Age: 66

MARTIN R. DEAN - Treasurer. Associate Director, accounting Services, BISYS Fund Services;formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Address:  3435 Stelzer Road, Columbus, OH 43219.  Age:  33.

LEE SCHULTHEIS - Assitant Treasurer and Assistant Secretary. President, BISYS Fund Distributors; formerly Managing Director, Forum Financial Group.
Address:  One Chase Manhattan Plaza, Third Floor, New York, New York 10081.
Age:41.

W. ANTHONY TURNER - Secretary. Senior Vice President and Regional Client Executive, BISYS Fund Services; formerly Senior Vice President, First Union Brokerage Services, Inc. and Senior Vice President NationsBank
Address:  125 W. 55th Street, New York, New York 10019.  Age:  37.


* Interested person as defined under the 1940 Act. Mr. Reid is not an interested person of Growth & Income's investment advisor or principal underwriter, but may be deemed an interested person of Growth & Income solely by reason of being an officer of Growth & Income.


           The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1997.

           The board of Trustees has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (President), Reid and Spalding. The function of the Investment Committee is to review the investment management process of Growth & Income.

           The Trustees and officers of Growth & Income appearing above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio and International Equity Portfolio.


The Investment Adviser of Growth
            & Income


           The Chase Manhattan Bank ("Chase") manages the assets of Growth & Income pursuant to an investment advisory agreement, dated May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for Growth & Income. Pursuant to the terms of the Advisory Agreement, Chase provides Growth & Income with such investment advice and supervision as it deems necessary for the proper supervision of Growth & Income's investments. Chase continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of Growth & Income's assets shall be held uninvested. Chase furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for Growth & Income. The other expenses attributable to, and payable by Growth & Income, are described under "Investment Adviser of Growth & Income Portfolio" in the Prospectus. The Advisory Agreement for Growth & Income will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of Growth & Income's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.


       Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of Growth & Income and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.


       Chase has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM"). With respect to the day-to-day management of Growth & Income, under the sub-advisory agreement, CAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to Growth & Income under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CAM. This arrangement will not result in the payment of additional fees by Growth & Income.

       Pursuant to the terms of the Advisory Agreement and CAM's agreement with Chase, Chase and CAM are permitted to render services to others. Each advisory agreement is terminable without penalty by Growth & Income on not more than 60 days, nor less than 30 days, written notice when authorized either by a majority vote of Growth & Income's investors or by a vote of a majority of the Board of Trustees of Growth & Income, or by Chase or CAM on not more than 60 days, nor less than 30 days, written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that Chase or CAM under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for Growth & Income, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.


       Under the Advisory Agreement, Chase may utilize the specialized portfolio skills of all its various affiliates, thereby providing Growth & Income with greater opportunities and flexibility in accessing investment expertise. With respect to Growth & Income, the equity research team of Chase looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

       Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. The Chase Manhattan Corporation is the entity resulting from the merger of The Chase Manhattan Corporation into Chemical Banking Corporation on March 31, 1996. Chemical Banking Corporation was thereupon renamed The Chase Manhattan Corporation. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


       CAM is a wholly-owned operating subsidiary of Chase. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.


           In consideration of the services provided by Chase pursuant to the Advisory Agreement, Growth & Income pays an investment advisory fee computed and paid monthly based on a rate equal to .40%. of Growth & Income's average daily net assets, on an annualized basis for Growth & Income's then-current fiscal year. However, Chase may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM will be entitled to receive such compensation, payable by Chase out of its advisory fee, as is described in the prospectus.

The Growth & Income Administrator


           Pursuant to an Administration Agreement, dated November 15, 1993 (the "Administration Agreement"), Chase serves as administrator of Growth & Income. Chase provides certain administrative services to Growth & Income, including among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, Growth & Income's independent contractors and agents; preparation for signature by an officer of Growth & Income of all documents required to be filed for compliance by Growth & Income with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of Growth & Income and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The administrator does not have any responsibility or authority for the management of Growth & Income, the determination of investment policy, or for any matter pertaining to the distribution of shares of Growth & Income or the Vista Portfolio.

           Under the Administration Agreement, Chase renders administrative services to others. The administration agreement will continue in effect from year to year with respect to Growth & Income only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of Growth & Income's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the administration agreement of "interested person" (as defined in the 1940 Act) or any such party. The administration agreement is terminable without penalty by the Trust on behalf of Growth & Income on 60 days written notice when authorized either by a majority vote of Growth & Income's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) Growth & Income, or by the Administrator on 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The administration agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of Growth & Income, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the administration agreements.


           In addition, the administration agreement provides that, in the event the operating expenses of Growth & Income, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to Growth & Income imposed by the securities laws or regulations thereunder of any state in which the shares of Growth & Income or Vista Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to Growth & Income its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided Chase pursuant to the administration agreement, Chase receives from Growth & Income a fee computed and paid monthly at an annual rate equal to 0.05% of Growth & Income's average daily net assets, on an annualized basis for Growth & Income's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to Growth & Income on a month-to-month basis.


           For the fiscal years ended October 31, 1994, 1995, 1996 and 1997, Chase, was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees: $600,633; $851,900, $971,251 and $1,234,733.


PURCHASE AND REDEMPTION OF SHARES


           As of October 31, 1997, 100% of the 81,406,422 outstanding shares of the Vista Portfolio were held of record by FutureFunds II Series Account.

      CALCULATION OF YIELD


           As summarized in the Prospectus under the heading "Performance Related Information", yields of this Portfolio will be computed by annualizing a recent month's net investment income, divided by a Portfolio share's net asset value on the last trading day of that month multiplied by the average number of outstanding shares for the period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yields of the Portfolio will vary from time to time depending upon market conditions and the composition of the Portfolio. Yield should also be considered relative to changes in the value of the shares of the Portfolio and to the relative risks associated with the investment objectives and policies of the Portfolio. Below is an example of the yield calculation for the Portfolio.


  Maxim Vista Growth & Income
            Portfolio


           The following is an example of the yield calculation for the Portfolio based on a 30-day period ending October 31, 1997.

Formula:   YIELD  =  2[(a-b)/cd
+ 1)6-1]


           Where:    a = net investment income earned during the period by the
                         portfolio company attributable to shares owned by the sub-account.

                     b = expenses accrued for the period(net of reimbursements).

                     c = the average daily number of accumulation units
                         outstanding during the period.

                     d = the maximum offering price per accumulation unit on
                         the last day of the period


           Yield as of October 31, 1997:


                     a =     39,792.07
                     b = 60,473.86
                     c = 80,543,017.51
                     d =          1.658930

Therefore, 1 month yield as of October 31, 1997 is -0.19%.

   CALCULATION OF TOTAL RETURN


           As summarized in the Prospectus under the heading "Performance Related Information", total return is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Portfolio immediately rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Portfolio has not been in existence for at least ten years. Below is an example of the total return calculation for the Portfolio.


   MAXIM VISTA GROWTH & INCOME
            PORTFOLIO
    TOTAL RETURN PERFORMANCE


FORMULA:  P(1+T)N = ERV


WHERE:

           T = Average annual total return.

           N = The number of years including portions of years, where applicable, for which the performance is being measured.

           ERV = Ending redeemable value of a hypothetical $1.00 payment made at the inception of the portfolio.

           P = Opening redeemable value of a hypothetical $1.00 payment made at the inception of the portfolio.

The above formula can be restated to solve for T as follows:

                     T = [ERV/P)1/N] -1


One year total return as of October 31, 1997:

           ERV = 1.91127

           N = 1.00

           P = 1.47799

Therefore, total return as of October 31, 1997 is 29.31%.

       Price Make-up Sheet
  Maxim Vista Growth & Income
            Portfolio



                              Period Ended 10/31/97         Per Share Amount

Undistributed Net Income -
Beginning of Year$              22,966

Dividend Income                1,815,091


Interest Income                     0


Operational Expenses             597,408

Net Investment Income           1,217,683



Dividend Distribution
-  End of Year                  1,241,911


Undistributed Net Investment
Income -End of Year

                                    (1,262)


Net Realized Gain(Loss) on
Investments - Beginning of Year

                                    6,631,434


Net Realized Gain(Loss) on
Investments End of Year

                                  16,621,457


Distribution from Net
Realized Gain

                                   6,631,434


Accumulated Undistributed Net
Realized Gain(Loss)
on Investments

                                   16,621,457
0.2042


Net Unrealized Appreciation
(Depreciation) on Investments

                                                       18,480,037
                              0.2270

Capital Stock at Par
                             8,140,642
                                                             0.1000

Additional Paid-In Capital
                              91,812,742
                                                                 1.1278

Net Assets
                              135,053,656
                                                                 1.6590

Shares Outstanding
                             81,406,422

                                     PART B


                              FINANCIAL STATEMENTS



                      MAXIM SERIES FUND, INC.
                      MAXIM VISTA GROWTH & INCOME PORTFOLIO

                      Financial Statements and Financial Highlights for the Years Ended Ended October 31, 1997 and 1996

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Maxim Series Fund, Inc.:




We have audited the accompanying statement of assets and liabilities of Maxim Vista Growth & Income Portfolio of Maxim Series Fund, Inc. as of October 31, 1997, the related statement of operations for the year ended October 31, 1997, and the statements of changes in net assets and the financial highlights for the years ended October 31, 1997 and 1996, and the period from December 21, 1994 (inception) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 and 1996, by correspondence with the custodian and brokers, and the application of alternative auditing procedures when confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Maxim Vista Growth & Income Portfolio of Maxim Series Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for the years ended October 31, 1997 and 1996, and the period from December 21, 1994 (inception) to October 31, 1995, in conformity with generally accepted accounting principles.






December 10, 1997

MAXIM SERIES FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------

                                                                               MAXIM VISTA
                                                                                  GROWTH
                                                                                 & INCOME
                                                                                PORTFOLIO
                                                                            -------------------
ASSETS:
Investment in Hub - Growth and Income Portfolio, at value                $      135,123,323
Receivable for investments sold                                                     132,385
                                                                            -------------------
       Total assets                                                             135,255,708
                                                                            -------------------

LIABILITIES:
    Payable for redemptions                                                         139,650
    Other liabilities                                                                62,442
                                                                            -------------------
       Total liabilities                                                            202,092
                                                                            -------------------

NET ASSETS                                                               $      135,053,616
                                                                            ===================

NET ASSETS REPRESENTED BY:
  Capital stock, $.10 par value                                          $        8,140,642
  Additional paid-in capital                                                     91,812,742
  Net unrealized appreciation on investments                                     18,480,037
  Undistributed net investment income                                                (1,262)
  Accumulated undistributed net realized gain on investments                     16,621,457
                                                                            -------------------

NET ASSETS                                                               $      135,053,616
                                                                            ===================

NET ASSET VALUE PER OUTSTANDING SHARE                                    $          1.6590
                                                                            ===================

SHARES OF CAPITAL STOCK:
  Authorized                                                                    100,000,000
  Outstanding                                                                    81,406,422
















See notes to financial statements.


MAXIM SERIES FUND INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------

                                                                               MAXIM VISTA
                                                                                  GROWTH
                                                                                 & INCOME
                                                                                PORTFOLIO
                                                                            -------------------
INVESTMENT INCOME:
  Investment income allocated from Hub portfolio                         $        2,346,283
  Expenses allocated from Hub portfolio                                            (531,192)
                                                                            -------------------
      Total investment income                                                     1,815,091
                                                                            -------------------

EXPENSES:
  Advisory fees                                                                     597,408
                                                                            -------------------
      Total expenses                                                                597,408
                                                                            -------------------

NET INVESTMENT INCOME                                                             1,217,683
                                                                            -------------------

REALIZED AND UNREALIZED GAIN  ON INVESTMENTS:
  Net realized gain on investments                                               16,621,457
  Change in net unrealized appreciation on investments                           10,136,096
                                                                            -------------------
    Net change in realized and unrealized appreciation on investments            26,757,553
                                                                            -------------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                     $       27,975,236
                                                                            ===================
























See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1997 AND 1996
-----------------------------------------------------------------------------------------------

                                                              MAXIM VISTA GROWTH & INCOME
                                                         --------------------------------------
                                                                1997                1996
                                                         -------------------  -----------------

INCREASE IN NET ASSETS:

OPERATIONS:
  Net investment income                                $     1,217,683      $     1,191,701
  Net realized gain                                         16,621,457            6,631,434
  Change in net unrealized appreciation                     10,136,096            3,954,475
                                                         -------------------  -----------------
    Net increase in net assets resulting from               27,975,236           11,777,610
operations

DISTRIBUTION TO SHAREHOLDERS:
  From net investment income                                (1,241,911)          (1,169,079)
  From short-term capital gains                             (1,716,872)                   0
  From long-term capital gain                               (4,914,562)          (1,414,461)
                                                         -------------------  -----------------
    Total distribution                                      (7,873,345)          (2,583,540)

SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          28,401,339           48,967,765
  Reinvestment of distributions                              7,873,492            2,583,393
  Cost of shares redeemed                                   (7,753,385)         (23,718,112)
                                                         -------------------  -----------------

    Net increase in net assets resulting from share         28,521,446           27,833,046
transactions
                                                         -------------------  -----------------

    Total increase in net assets                            48,623,337           37,127,116

NET ASSETS:
  Beginning of period                                       86,430,279           49,403,163
                                                         -------------------  -----------------
  End of period                                        $   135,053,616      $    86,430,279
                                                         ===================  =================

OTHER INFORMATION:

SHARES:
  Sold                                                      18,800,487           37,282,804
  Issued in reinvestment of distributions                    5,692,550            2,029,197
  Redeemed                                                  (5,013,305)         (18,102,506)
                                                         -------------------  -----------------

    Net increase in shares of beneficial interest           19,479,732           21,209,495
outstanding

OUTSTANDING SHARES AT:
  Beginning of period                                       61,926,690           40,717,195
                                                         -------------------  -----------------

  End of period                                             81,406,422           61,926,690

                                                         ===================  =================


See notes to financial statements.



---------------------------------------------------------------------------------------------------------
MAXIM SERIES FUND, INC.

MAXIM VISTA GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock for the years ended October 31, 1997 and 1996, and the period December 21, 1994 (inception) to October 31, 1995 were as follows:



                                                          Year Ended        Year Ended        Period Ended
                                                         October 31,       October 31,        October 31,
                                                             1997              1996               1995


Net Asset Value, Beginning of Period               $         1.3957  $         1.2133   $         1.0000

Income From Investment Operations

Net Investment Income                                        0.0158            0.0219             0.0174

Net Realized and Unrealized Gain                             0.3677            0.2147             0.2133
                                                     ---------------   ---------------    ---------------

Total Income From Investment Operations                      0.3835            0.2366             0.2307

Less Distributions

From Net Investment Income                                  (0.0162)          (0.0215)           (0.0174)

From Net Realized Gain                                      (0.1040)          (0.0327)            0.0000
                                                     ---------------   ---------------    ---------------

Total Distributions                                         (0.1202)          (0.0542)           (0.0174)
                                                     ---------------   ---------------    ---------------

 Net Asset Value, End of Period                    $         1.6590  $         1.3957   $         1.2133
                                                     ===============   ===============    ===============

Total Return                                                29.33%            20.01%             22.25%

Net Assets, End of Period                          $     135,053,616 $      86,430,279  $      49,403,163

Ratio of Expenses to Average Net Assets                      1.00%             1.00%              1.01% *

Ratio of Net Investment Income to Average Net                1.08%             1.75%              2.21% *
Assets






* Annualized





-------------------------------------------------------------------------------

MAXIM SERIES FUND, INC.
MAXIM VISTA GROWTH & INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996
-------------------------------------------------------------------------------

1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. The Maxim Vista Growth & Income Portfolio (the Portfolio) is non-diversified. The Portfolio commenced operations on December 21, 1994. Interests in the Portfolio are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to FutureFunds Series Account II of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts and variable life insurance policies issued by the Company. The shares are sold at a price equal to the respective net asset value per share of each class of shares.

        The Fund seeks to achieve the investment objective of the Portfolio through the adoption of a Hub and Spoke structure. Contribution of Portfolio (i.e., the Spoke) investible funds to the Hub portfolio are made in exchange for beneficial interests in the Hub portfolio of equal value. The Hub portfolio is the Growth and Income Portfolio; a non-diversified open-end management investment company organized as a trust under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. Financial statements of the Hub portfolio are presented following the Portfolio's financial statements.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of the significant accounting policies of the Portfolio, which are in accordance with the accounting principles generally accepted in the investment company industry:

        Dividends

        Dividends from investment income of the Portfolio are declared and reinvested quarterly and dividends from capital gains are declared and reinvested annually.

        Security Valuation

        The Portfolio's investment in the Hub portfolio is valued based on the daily reported net asset value of the Hub portfolio. The Portfolio receives an allocation of investment income and Hub expenses as well as realized and unrealized gains and losses on a daily basis from the Hub. In addition, the Portfolio accrues its own expenses daily as incurred.

        Federal Income Taxes

        For federal income tax purposes, the Portfolio intends to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

3.      INVESTMENT ADVISORY AGREEMENT

        The Fund had entered into an investment advisory agreement with The Great-West Life Assurance Company through October 31, 1996. Effective November 1, 1996, a wholly-owned subsidiary of the Company, GW Capital Management, Inc. serves as investment advisor. As compensation for its services to the Fund with respect to the Maxim Vista Growth & Income Portfolio, the investment advisor receives monthly compensation at the annual rate of .53% of the average daily net assets of the Maxim Vista Growth & Income Portfolio.

4.      INVESTMENT TRANSACTIONS

        The Portfolio's percentage interest in the Hub portfolio is 5.07% at October 31, 1997.

        December 17, 1997

Growth & Income Portfolio


Shares                Issuer                                               Value


Long-Term Investments--96.4%


                      Common Stock--89.1%
                      Aerospace--0.8%
300,000               United Technologies, Corp.                     $21,000,000
                                                                     -----------
                      Agricultural Production/Services--1.8%
250,000               AGCO Corp.                                       7,250,000
450,000               Case Corp.                                      26,915,625
250,000               Deere & Co.                                     13,156,250
                                                                      ----------
                                                                      47,321,875
                      Airlines--1.3%
300,001               AMR Corp., Delaware*                            34,931,366
                                                                      ----------
                      Automotive--1.3%
245,000               General Motors                                  15,725,938
401,000               Lear Corp.*                                     19,273,063
                                                                      ----------
                                                                      34,999,001
                      Banking--6.4%
450,000               BankAmerica Corp.                               32,175,000
325,000               Comerica, Inc.                                  25,695,313
410,000               First Union Corp.                               20,115,625
325,000               NationsBank Corp.                               19,459,375
500,000               Norwest Corp.                                   16,031,250
65,000                Signet Banking Corp.                             3,497,813
175,000               U.S. Bancorp                                    17,795,312
500,000               Washington Mutual Inc.                          34,218,750
                                                                      ----------
                                                                     168,988,438
                      Broadcasting--1.6%
206,000               Clear Channel Communications, Inc.*             13,596,000
500,000               Comast Corp., Special Class A                   13,750,000
645,341               Tele-Communications, TCI Group, Class A*        14,802,509
                                                                      ----------
                                                                      42,148,509
                      Business Services--0.5%
450,000               Equifax, Inc.                                   13,978,125
                                                                      ----------
                      Chemicals--2.1%
450,000               Dow Chemical Co.                                40,837,500
250,000               duPont (EI) deNemours                           14,218,750
                                                                      ----------
                                                                      55,056,250

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


                      Computer Software--2.1%
150,000               Cisco Systems, Inc.*                           $12,304,680
550,000               Computer Associates International               41,009,375
35,000                McAfee Associates, Inc.*                         1,741,250
                                                                       ---------
                                                                      55,055,305
                      Computers/Computer Hardware--4.9%
387,500               Compaq Computer Corp.*                          24,703,125
650,000               EMC Corp., Mass.*                               36,400,000
338,000               International Business Machines Corp.           33,145,125
280,000               Storage Technology Corp.*                       16,432,500
600,000               Sun Microsystems, Inc.*                         20,550,000
                                                                      ----------
                                                                     131,230,750
                      Construction Machinery--0.8%
400,000               Caterpillar, Inc.                               20,500,000
                                                                      ----------
                      Consumer Products--2.2%
275,000               Avon Products, Inc.                             18,012,500
200,000               Colgate-Palmolive Co.                           12,950,000
725,000               Philip Morris Companies, Inc.                   28,728,125
                                                                      ----------
                                                                      59,690,625
                      Diversified--4.2%
   95,500             American Standard Companies, Inc.*               3,414,125
1,200,000             BTR Ltd. PLC, ADR (United Kingdom)              16,359,600
1,000,000             Canadian Pacific, Ltd.                          29,812,500
  930,000             Tyco International Ltd.                         35,107,500
1,000,000             Westinghouse Electric Corp.                     26,437,500
                                                                      ----------
                                                                     111,131,225
                      Electronics/Electrical Equipment--1.9%
400,000               Adaptec, Inc.*                                  19,375,000
200,000               Intel Corp.                                     15,400,000
150,000               Texas Instruments                               16,003,125
                                                                      ----------
                                                                      50,778,125
                      Entertainment/Leisure--4.4%
900,000               Carnival Corp., Class A                         43,650,000
549,700               GTECH Holdings Corp.*                           17,727,825
269,000               MGM Grand, Inc.*                                11,802,375

Growth & Income Portfolio
December 17, 1997
Shares                Issuer                                               Value


Long-Term Investments--(continued)


254,659               Tele-Communications TCI Ventures Group, Ser. A* $5,873,072
400,000               Time Warner, Inc.                               23,075,000
500,000               Viacom, Inc. Class B*                           15,125,000
                                                                      ----------
                                                                     117,253,272
                      Financial Services--2.5%
650,000               Federal Home Loan Mortgage Corp.                24,618,750
350,000               Lehman Brothers Holding, Inc.                   16,471,875
550,000               Morgan Stanley, Dean Witter, Discover and Co.   26,950,000
                                                                      ----------
                                                                      68,040,625
                      Food/Beverage Products--3.1%
850,000               ConAgra, Inc.                                   25,606,250
1,000,000             PepsiCo., Inc.                                  36,812,500
400,000               Unilever NV, ADR (Netherlands)                  21,350,000
                                                                      ----------
                                                                      83,768,750
                      Health Care/Health Care Services--3.2%
401,000               Columbia/HCA Healthcare Corp.                   11,328,250
1,750,000             HEALTHSOUTH Corp.*                              44,734,375
500,000               Tenet Healthcare Corp.*                         15,281,250
530,000               Vencor, Inc.*                                   14,310,000
                                                                      ----------
                                                                      85,653,875
                      Insurance--4.9%
400,000               Allstate Corp.                                  33,175,000
215,750               American International Group                    22,019,984
330,000               Equitable Companies, Inc.                       13,591,875
190,000               Loews Corp.                                     21,220,625
240,000               NAC Re Corp.                                    10,680,000
400,000               Reliastar Financial Corp.                       14,950,000
225,000               Travelers Group, Inc.                           15,750,000
                                                                      ----------
                                                                     131,387,484
                      Manufacturing--3.6%
190,100               Honeywell, Inc.                                 12,938,681
637,500               Ingersoll-Rand Co.                              24,822,656
490,000               Johnson Controls                                21,988,750
300,000               Kennametal Inc.                                 14,550,000
100,000               McDermott International                          3,631,250

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


400,000               Parker Hannifin Corp.                          $16,725,000
                                                                     -----------
                                                                      94,656,337
                      Metals/Mining--1.9%
500,000               Aluminum Co. of America (ALCOA)                 36,500,000
370,000               Newmont Mining Corp.                            12,950,000
                                                                      ----------
                                                                      49,450,000
                      Office/Business Equipment--1.2%
400,000               Xerox Corp.                                     31,725,000
                                                                      ----------
                      Oil & Gas--8.5%
600,000               Apache Corp.                                    25,200,000
250,000               British Petroleum PLC, ADR (United Kingdom)     21,937,500
500,000               Coastal Corp.                                   30,062,500
400,000               Dresser Industries, Inc.                        16,850,000
640,000               Halliburton Company                             38,160,000
470,000               Mobil Corp.                                     34,221,875
525,000               Oryx Energy Co.*                                14,470,313
580,000               Texaco, Inc.                                    33,023,750
364,900               USX-Marathon Group                              13,045,175
                                                                      ----------
                                                                     226,971,113
                      Paper/Forest Products--0.7%
600,000               Willamette Industries, Inc.                     19,837,500
                                                                      ----------
                      Pharmaceuticals--4.4%
350,000               Bristol-Myers Squibb Co.                        30,712,500
575,000               Pharmacia & Upjohn, Inc.                        18,256,250
480,000               Schering-Plough Corp.                           26,910,000
850,000               SmithKline Beecham PLC, ADR (United Kingdom)    40,481,250
                                                                      ----------
                                                                     116,360,000
                      Pipelines--0.0%
25,000                Tubos de Acero de Mexico SA, ADR (Mexico)*         504,688
                                                                         -------
                      Printing & Publishing--1.4%
675,000               New York Times Company, Class A                 36,956,250
                                                                      ----------
                      Real Estate Investment Trust--3.0%
345,000               Beacon Properties Corp.                         14,533,125
100,000               Boston Properties, Inc.*                         3,200,000

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


190,000               Cali Realty Corp.                               $7,695,000
655,800               Duke Realty Investments, Inc.                   14,755,500
200,000               Equity Office Properties Trust                   6,112,500
280,000               Equity Residential Properties Trust             14,140,000
338,181               Security Capital Industrial Trust                8,306,571
720,000               Security Capital US Realty, ADR (Luxemburg)*    10,152,000
                                                                      ----------
                                                                      78,894,696
                      Retailing--6.5%
640,000               American Stores Co.                             16,440,000
520,000               CVS Corp.                                       31,882,500
450,000               Dayton-Hudson Corp.                             28,265,625
525,000               Federated Department Stores*                    23,100,000
1,155,000             Kroger Co.*                                     37,681,875
350,000               Office Depot, Inc.*                              7,218,750
300,000               Safeway, Inc.*                                  17,437,500
300,000               Tandy Corp.                                     10,312,500
                                                                      ----------
                                                                     172,338,750
                      Telecommunications--4.2%
450,000               Bell Atlantic Corp.                             35,943,750
650,000               BellSouth Corp.                                 30,753,125
400,000               Sprint Corp.                                    20,800,000
700,000               WorldCom, Inc.                                  23,537,500
                                                                      ----------
                                                                     111,034,375
                      Textiles--1.1%
300,000               Liz Claiborne, Inc.                             15,206,250
400,000               Unifi, Inc.                                     15,375,000
                                                                      ----------
                                                                      30,581,250
                      Utilities--2.6%
250,000               Centrais Electricas Brasileiras
                      SA-Electrobras, ADR (Brazil)                     5,442,400
425,000               CINergy Corp.                                   14,025,000
50,000                Consolidated Edison Co. of New York, Inc.        1,712,500
555,000               FPL Group Inc.                                  28,686,563
550,000               Pinnacle West Capital Corp.                     19,146,875
                                                                      ----------
                                                                      69,013,338

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


                      Total Common Stock                          $2,371,236,897
                      (Cost $1,780,499,636)
                      Convertible Preferred Stock--2.3%
                      Airlines--0.4%
                      Continentail Air Finance Trust,
10,000                  8.50%, 12/01/20                                  945,570
90,000                  8.50%, 12/01/20#                               8,510,130
                                                                       ---------
                                                                       9,455,700
                      Aerospace--0.1%
48,000                Loral Space & Communications, Inc.,
                         6.00%, 11/01/06#                              2,932,368
                      Alternate Energy--0.2%
86,000                Calenergy Capital Trust II, 6.25%, 02/25/12#     4,411,542
25,000                Calenergy Capital Trust III, 6.50%#              1,213,675
                                                                       ---------
                                                                       5,625,217
                      Entertainment/Leisure--0.3%
150,000               Time Warner Financing Trust, Hasbro, $1.24       6,487,500
                                                                       ---------
                      Insurance--0.2%
67,000                American Bankers Insurance Group, 6.25%, Ser. B  5,293,000
                                                                       ---------
                      Multi-Media--0.1%
60,000                Echostar Communications Corp.
                         Ser. C, 6.75% 12/31/49                        3,000,000
                                                                       ---------
                      Paper/Forest Products--0.2%
125,000               International Paper Capital Corp., 5.25%#        6,136,750
                                                                       ---------
                      Telecommunications--0.6%
50,000                AirTouch Communications, 4.25%, 08/16/16         3,000,000
100,000               TCI Pacific Communications Inc., Class A, 5.0%,
                         7/31/06                                      13,937,500
                                                                      16,937,500

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


                      Utilities--0.2%
102,000               Houston Industries, Inc., 7.00%, 07/01/00       $5,584,500
                                                                      ----------
                      Total Convertible Preferred Stock               61,452,535
                      (Cost $49,766,002)
                      Warrants--0.0%
                      Real Estate Investment Trust--0.0%
15,742                Security Capital Group, Class B, 09/18/98           75,758
                                                                          ------
                      (Cost $0)
Principal
Amount
                      Convertible Corporate Notes & Bonds--2.7%
                      Automotive--0.2%
$4,500,000            Magna International Inc., 5.0%,
                        10/15/02                                       5,723,460
                      Computers/Computer Hardware--0.2%
3,600,000               EMC Corp., 3.25%, 03/15/02#                    4,937,220
                                                                       ---------
                      Electronics--0.3%
7,000,000               Xilinx Inc., 5.25%, 11/01/02#                  6,905,500
                                                                       ---------
                      Entertainment /Leisure--0.1%
2,250,000               Family Golf Centers, Inc.# 5.75%,
                          10/15/04                                     2,149,695
                      Environmental Service--0.0%
1,000,000               USA Waste Services Inc., 4.00%,
                          02/01/02                                     1,066,250
                      Government Issue--0.2%
5,000,000               Republic of Italy, 5.0%, 06/28/01              5,300,000
                                                                       ---------
                      Health Care/Health Care Services--0.5%
3,000,000               Alternative Living Services, 7.0%,
                          06/01/04#                                    3,960,000
5,000,000             Atria Communities, Inc., 5.0%,
                          10/15/02#                                    5,039,050
3,500,000             Carematrix Corp., 6.25%, 08/15/04#               3,749,760
                                                                       ---------
                                                                      12,748,810

Growth & Income Portfolio
December 17, 1997


Principal
Amount                Issuer                                               Value


Long-Term Investments--(continued)


                      Hotels/Other Lodging--0.2%
$5,000,000              Hilton Hotels Corp.,
                          5.0%, 05/15/06                              $5,575,000
                      Paper/Forest Products--0.2%
6,600,000               South African Pulp & Paper
                          Industries, BVI Finance Ltd.,
                          7.5%, 08/01/02                               6,187,500
                      Retailing--0.6%
4,000,000               Federated Department Stores,
                          5.0%, 10/01/03                               5,520,000
8,500,000               Rite Aide Corp., 5.25%,
                          09/15/02#                                    9,144,130
                                                                      14,664,130
                      Telecommunications--0.2%
2,500,000               Telefonica Europe BV,
                          (Netherlands), 2.0%,
                          07/15/02#                                    2,537,500
3,500,000               Tel-Save Holdings Inc., 4.5%,
                          09/15/02#                                    3,701,285
                                                                       6,238,785
                      Total Convertible Corporate
                      71,496,350
                      Notes & Bonds
                      (Cost $65,157,500)
                      U.S. Treasury Securities--2.3%
55,000,000              U.S. Treasury Bond, 7.25%,
                          08/15/22                                    62,011,950
                      (Cost $60,980,313)


                      Total Long-Term Investments                  2,566,273,490
                      (Cost $1,956,403,451)

Growth & Income Portfolio
December 17, 1997

Principal
Amount                Issuer                                               Value


Short-Term Investments--3.3%


                      U.S. Treasury Securities--0.0%
$1,500,000              U.S. Treasury Bill, 11/20/97                  $1,495,951
                                                                      ----------
                      (Cost $1,495,951)
                      Commercial Paper--1.5%
20,000,000              General Electric Capital Corp.,
                          5.53%, 12/03/97                             19,901,689
20,000,000              Household Finance Corp., 5.5%,
                          11/04/97                                    19,990,833
                      Total Commercial Paper                          39,892,522
                      (Cost $39,892,522)
                      Time Deposit--1.8%
                        Deutsche Bank, AG
                          (United States)
47,969,000              5.66%, 11/03/97                               47,969,000
                      (Cost $47,969,000)


                      Total Short-Term Investments                    89,357,473
                      (Cost $89,357,473)


                      Total Investments--99.7%                    $2,655,630,963
                      (Cost $2,045,760,924)

Capital Growth Portfolio
December 17, 1997

Shares                Issuer                                              Value


Long-Term Investments--95.3%


                      Common Stock--94.9%
                      Aerospace--3.4%
462,500                 Precision Castparts Corp.                $    27,200,781
325,000                 Sundstrand Corp.                              17,671,875
                                                                      ----------
                                                                      44,872,656
                      Agricultural Production/Services--1.7%
460,000                 AGCO Corp.                                    13,340,000
153,500                 Case Corp.                                     9,181,219
                                                                       ---------
                                                                      22,521,219
                      Airlines--1.0%
299,000                 Continental Airlines, Inc., Class B*          12,931,750
                                                                      ----------
                      Automotive--2.5%
500,000                 Lear Corp.*                                   24,031,250
200,000                 Tower Automotive, Inc.*                        8,375,000
                                                                       ---------
                                                                      32,406,250
                      Banking--5.2%
150,000                 Cullen/Frost Bankers, Inc.                     7,575,000
300,000                 Southtrust Corp.                              14,400,000
155,320                 TCF Financial Corp.                            8,833,825
250,000                 Washington Mutual Inc.                        17,109,375
527,000                 Zions Bancorporation                          20,487,125
                                                                      ----------
                                                                      68,405,325
                      Broadcasting--3.9%
800,000                 Comcast Corp., Special Class A                22,000,000
600,000                 Groupe AB, SA, ADR (France)*                   4,462,500
700,000                 Tele-Communications, Inc., Liberty
                          Media Group, Ser. A*                        24,368,750
                                                                      50,831,250
                      Business Services--6.5%
234,800                 CDI Corp.*                                     9,215,900
575,000                 Equifax, Inc.                                 17,860,938
300,000                 Fiserv, Inc.*                                 13,425,000
840,000                 GTECH Holdings Corp.*                         27,090,000
700,000                 Interim Services, Inc.*                       18,331,250
                                                                      ----------
                                                                      85,923,088

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


                      Chemicals--3.4%
435,000                 Cytec Industries, Inc.*                  $    21,206,250
195,000                 OM Group, Inc.                                 7,361,250
150,000                 Rohm & Haas Co.                               12,496,875
94,250                  The Carbide/Graphite Group, Inc.*              3,357,656
                                                                       ---------
                                                                      44,422,031
                      Computer Software--2.1%
505,000                 American Business Information, Inc., Class A*  5,302,500
505,000                 American Business Information, Inc., Class B*  6,565,000
584,000                 American Management Systems, Inc.             12,629,000
65,000                  McAfee Associates, Inc.*                       3,233,750
2,500                   Netscape Communications Corp.*                    82,188
                                                                          ------
                                                                      27,812,438
                      Computers/Computer Hardware--4.7%
500,000                   EMC Corp., Mass.*                           28,000,000
200,000                   Quantum Corp.*                               6,325,000
400,000                   Solectron Corp.*                            15,700,000
198,500                   Storage Technology Corp.*                   11,649,469
                                                                      ----------
                                                                      61,674,469
                      Distribution--0.9%
418,000                   Applied Industrial Technologies, Inc.       12,148,125
                      Diversified--0.7%
114,500                   American Standard Companies, Inc.*           4,093,375
125,000                   Harnischfeger Industries, Inc.               4,921,875
                                                                       ---------
                                                                       9,015,250
                      Electronics/Electrical Equipment--3.2%
400,000                   Adaptec, Inc.*                              19,375,000
238,000                   Teleflex, Inc.                               8,865,500
250,000                   Teradyne Inc.*                               9,359,375
25,300                    UCAR International, Inc.*                      948,750
100,000                   Xilinx, Inc.*                                3,412,500
                                                                       ---------
                                                                      41,961,125
                      Entertainment/Leisure--4.2%
600,000                   Carnival Corp., Class A                     29,100,000
443,000                   MGM Grand, Inc.*                            19,436,625

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


155,000                   TCA Cable TV, Inc.                     $     6,393,750
                                                                 ---------------
                                                                      54,930,375
                      Environmental Services--0.6%
215,000                   U.S.A. Waste Services, Inc.*                 7,955,000
                                                                       ---------
                      Financial Services--3.8%
300,000                   Bear Stearns Companies, Inc.                11,906,250
300,000                   Finova Group, Inc.                          13,181,250
410,000                   Lehman Brothers Holding, Inc.               19,295,625
99,500                    The PMI Group, Inc.*                         6,013,531
                                                                       ---------
                                                                      50,396,656
                      Health Care/Health Care Services--9.4%
150,000                   Beckman Instruments, Inc.                    5,906,250
499,000                   Beverly Enterprises, Inc.*                   7,453,813
309,500                   Health Care & Retirement Corp.*             11,702,969
798,500                   HEALTHSOUTH Corp.*                          20,411,656
150,000                   Lincare Holdings, Inc.*                      8,043,750
500,000                   Sun Healthcare Group, Inc.*                  9,937,500
275,000                   Sybron International Corp.,
                          Wisconsin*                                  11,034,375
990,000                   Tenet Healthcare Corp.*                     30,256,875
419,000                   Universal Health Services, Inc.,
                          Class B*                                    18,462,188
                                                                     123,209,376
                      Insurance--9.3%
125,000                   ACE, Ltd.#                                  11,617,188
390,000                   American Bankers Insurance Group,
                          Inc.                                        14,576,250
150,000                   CMAC Investment Corp.                        8,203,125
200,000                   Equitable Companies, Inc.                    8,237,500
200,000                   MGIC Investment Corp.                       12,062,500
350,000                   Nationwide Financial Services, Inc.,
                          Class A*                                    10,653,125
950,000                   Reliance Group Holdings, Inc.               11,993,750
550,000                   Reliastar Financial Corp.                   20,556,250
299,250                   SunAmerica, Inc.                            10,754,297
195,000                   Transatlantic Holdings, Inc.                13,491,563
                                                                      ----------
                                                                     122,145,548

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


                      Machinery & Engineering Equipment--0.9%
200,000                   Applied Power, Inc., Class A           $    12,375,000
                                                                 ---------------
                      Manufacturing--4.7%
129,000                   Dexter Corp.                                 5,063,250
170,000                   Johnson Controls, Inc.                       7,628,750
250,000                   Kennametal Inc.                             12,125,000
300,000                   Parker Hannifin Corp.                       12,543,750
297,500                   Pentair, Inc.                               11,490,938
500,000                   United Dominion Industries, Ltd.            13,062,500
                                                                      ----------
                                                                      61,914,188
                      Media/Advertising--1.1%
200,000                   Omnicom Group, Inc.                         14,125,000
                                                                      ----------
                      Office/Business Equipment--1.2%
150,000                   Avery Dennison Corp.                         5,971,875
500,000                   Office Depot, Inc.*                         10,312,500
                                                                      ----------
                                                                      16,284,375
                      Oil & Gas--3.0%
600,000                   Noble Drilling Corp.*                       21,337,511
100,000                   Sonat, Inc.                                  4,593,750
198,500                   Tidewater, Inc.                             13,038,969
                                                                      ----------
                                                                      38,970,230
                      Packaging--0.5%
300,000                   NV Koninklijke KNP BT, ADR
                          (Netherlands)                                6,832,470
                      Paper/Forest Products--1.2%
300,000                   Boise Cascade Corp.                         10,387,500
150,000                   Willamette Industries, Inc.                  4,959,375
                                                                       ---------
                                                                      15,346,875
                      Pipelines--1.6%
299,500                   Columbia Gas System, Inc.                   21,638,875
                                                                      ----------
                      Power Conversion--0.8%
397,500                   American Power Conversion Corp.*            10,831,875
                                                                      ----------
                      Real Estate Investment Trust--3.1%
280,000                   Beacon Properties Corp.                     11,795,000
120,000                   Duke Realty Investments, Inc.                2,700,000
200,000                   Equity Residential Properties Trust         10,100,000

Growth & Income Portfolio
December 17, 1997

Shares                Issuer                                               Value


Long-Term Investments--(continued)


275,000               FelCor Suite Hotels, Inc.                      $10,071,875
400,000               Security Capital US Realty, ADR (Luxembourg)*    5,640,000
                                                                       ---------
                                                                      40,306,875
                      Retailing--4.5%
220,000                   CVS Corp.                                   13,488,750
250,000                   Woolworth Corp.                              4,750,000
200,000                   General Nutrition Companies, Inc.*           6,300,000
300,000                   Kroger Co.*                                  9,787,500
500,000                   Neiman-Marcus Group, Inc.                   16,593,750
300,000                   Proffitt's, Inc.*                            8,606,250
                                                                       ---------
                                                                      59,526,250
                      Telecommunications--1.5%
510,000                   Aspect Telecommunications
                          Corp.*                                      12,240,000
300,000               Nextel Communications
                          Inc., Class A*                               7,875,000
                                                                      20,115,000
                      Textiles--2.7%
224,500                   Liz Claiborne, Inc.                         11,379,340
630,000                   Unifi, Inc.                                 24,215,624
                                                                      ----------
                                                                      35,594,964
                      Utilities--1.6%
290,000                   Calenergy Co., Inc.*                         9,932,500
300,000                   Pinnacle West Capital Corp.                 10,443,750
                                                                      ----------
                                                                      20,376,250
                      Total Common Stock                           1,247,800,158
                      (Cost $923,704,163)

Growth & Income Portfolio
December 17, 1997

Principal
Amount                Issuer                                               Value


Long-Term Investments--(continued)


                      Corporate Notes & Bonds--0.4%
                      Electronics--0.4%
$5,000,000                Xilinx Inc. 5.25%, 11/01/02                 $4,932,500
                      (Cost $5,000,000)
                      U.S. Government Obligation--0.0%
565,000                   U.S. Treasury Note, 6.88%,
05/15/06              601,019
                      (Cost $569,800)


                      Total Long-Term Investments                  1,253,333,677
                      (Cost $929,273,963)
Short-Term Investments--3.5%
                      Commercial Paper--1.5%
20,000,000                Ford Motor Credit Co., Discount
                          Note, 5.50%, 11/04/97                       19,990,833
                      (Cost $19,990,833)
                      Time Deposit--2.0%
26,430,000            Deutsche Bank AG, (United States) 5.66%,
                         11/03/97                                     26,430,000
                      (Cost $26,430,000)


                      Total Short-Term Investments                    46,420,833
                      (Cost $46,420,833)


                      Total Investments--98.8%                    $1,299,754,510
                      (Cost $975,694,796)


Index

*--Non income producing security.

#--Security may only be sold to qualified institutional buyers.

ADR--American Depository Receipt.

Statement of Assets and Liabilities October 31, 1997


                                                                        Growth &              Capital
                                                                          Income               Growth
                                                                       Portfolio            Portfolio

ASSETS:
Investment securities, at value (Note 1)                          $2,655,630,963       $1,299,754,510
Cash                                                                       2,918                  881
Receivables:
  Investment securities sold                                          18,219,400           20,338,534
  Interest and dividends                                               5,747,296              462,960
Other assets                                                              47,197               51,558
                                                                          ---------------------------
    Total assets                                                                        2,679,647,774
                                                                                        -------------
1,320,608,443
LIABILITIES:
Payable for investment securities purchased                           15,041,996            4,413,524
Accrued liabilities: (Note 2)
  Administration fees                                                    118,145               58,859
  Investment advisory fees                                               944,161              470,864
  Custodian                                                               36,504               20,624
  Other                                                                                       196,542
                                                                                              -------
171,725
    Total Liabilities                                                 16,337,348            5,135,596
                                                                      -------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS                                           $2,663,310,426       $1,315,472,847
                                                                  ===================================
Cost of Investments                                               $2,045,760,924         $975,694,796
                                                                  ===================================


Statement of Operations For the year ended October 31, 1997


                                                                        Growth &              Capital
                                                                          Income               Growth
                                                                       Portfolio            Portfolio

INVESTMENT INCOME:
Dividend                                                             $38,535,143          $11,201,524
Interest                                                              13,181,160            4,663,619
Foreign taxes withheld                                                 (227,963)            (315,627)
                                                                       ------------------------------
  Total investment income                                             51,488,340           15,549,516
                                                                      -------------------------------

EXPENSES: (Note 2)
Investment Advisory fees                                               9,877,868            4,971,835
Administration fees                                                    1,234,733              621,480
Custodian fees                                                           163,385               98,945
Amortization of organization costs (Note 1)                                7,990                7,990
Professional fees                                                                             102,521
102,519
Trustees fees and expenses                                                49,389               24,859
Other                                                                    170,609              138,574
                                                                         ----------------------------
    Total expenses                                                    11,606,495            5,966,202
                                                                      -------------------------------
Net investment income                                                 39,881,845            9,583,314
                                                                      -------------------------------

REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
Net realized gain (loss) on:
Investments                                                          355,973,872          141,951,607
Futures transactions                                                   9,654,862                   --
  Change in net unrealized
    appreciation/depreciation on investments                         231,319,779          146,677,178
                                                                     --------------------------------
Net realized and unrealized gain on
investments                                                          596,948,513          288,628,785
                                                                     --------------------------------
Net increase in net assets from operations                          $636,830,358         $298,212,099
                                                                    =================================


Statement of Changes in Net Assets For the Years Ended October 31,


                                                       Growth &                                     Capital
                                                       Income                                       Growth
                                                       Portfolio                                    Portfolio

                                                        1997                    1996                   1997               1996
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Net investment income                                      $    39,881,845    $    46,623,872    $     9,583,314    $    12,451,547
Net realized gain on
investments and futures
transactions                                                   365,628,734        163,677,802        141,951,607        132,963,967
Change in net unrealized
appreciation/depreciation
on investments and futures                                     231,319,779        163,237,283        146,677,178         71,608,504
                                                                                                                    ---------------
Increase in net assets
from operations                                                636,830,358        373,538,957        298,212,099        217,024,018


                                                                                                                    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:

Contributions                                                  788,831,006        470,616,913        936,937,099      1,114,082,444
Withdrawals                                                   (854,698,879)      (605,973,572)    (1,009,808,684)    (1,260,399,848)
                                                                                                                    ---------------

Net increase (decrease)
from transactions in
investors' beneficial
interests                                                      (65,867,873)      (135,356,659)       (72,871,585)      (146,317,404)
                                                                                                                    ---------------
Net increase in net
assets                                                         570,962,485        238,182,298        225,340,514         70,706,614
NET ASSETS:
Beginning of period                                          2,092,347,941      1,854,165,643      1,090,132,333      1,019,425,719
                                                                                                                    ---------------
End of period                                              $ 2,663,310,426    $ 2,092,347,941    $ 1,315,472,847    $ 1,090,132,333
                                                                                                                    ===============


1. Organization and Significant Accounting Policies--Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 19, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant  accounting  policies  followed by the
Portfolios:

        A. Valuation of investments--Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

        B. Repurchase agreements--It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

        C. Futures contracts--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

        The GIP invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

        The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

        As of October 31, 1997, the Portfolios had no outstanding futures contracts.

        D. Written options--When a Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

        The GIP writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

        As of October 31, 1997 the Portfolios had no outstanding written options.

        E. Security transactions and investment income--Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned.
        Dividend income is recorded on the ex-dividend date.

        F. Organization costs--Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

        G. Federal income taxes--The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

        H. Expenses--Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.
2.  Fees and Other Transactions with Affiliates
        A. Investment advisory fee--Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

        The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

        Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

        B. Custodial fees--Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

        C. Administration fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3. Investment Transactions--For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

                      GIP                                                    CGP
Purchases (excluding U.S. Government)                             $1,781,972,894         $863,031,652
Sales (excluding U.S. Government)                                  1,474,324,449          771,903,060
Purchases of U.S. Government                                          60,980,313                   --
Sales of U.S. Government                                                      --                   --

The portfolio turnover rates of GIP and CGP for the year ended were 65% and 67% respectively. The average commission rates paid per share were $.05990 and $.0587 for GIP and CGP, respectively.

4. Retirement Plan--The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                       Accrued
                                                Pension                Pension
                                               Expenses              Liability
GIP                                             $21,526                $68,330
CGP                                              11,661                 33,265

Report of Independent Accounts

To the Trustees and Beneficial
Interest Holders of Growth and Income
Portfolio and Capital Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe the our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

                                       C-1
                                     PART C

                                OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.

           (a)       Financial Statements.

                     The Financial Statements for the Maxim Vista Growth & Income Portfolio and for Growth & Income Portfolio are included in Part B.

           (b)       Exhibits.

                     Items (b)(1)-(10), b(12) and b(13) are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement dated March 10, 1982.

                     Item (b)(5) is incorporated by reference to Registrant's Post Effective Amendment No. 49 dated February 14, 1997 and item (b)(8) is incorporated by reference to Registrant's Post-Effective Amendment No. 24 dated March 1, 1993. Computation of Performance Quotations is included in Part B.

                 (11) Written Consents


                    (a) Written consent of Jorden Burt Berenson & Johnson, LLP are included herein.



                    (b) Written consent of Deloitte & Touche, LLP are included herein.


Item 25.   Persons Controlled by or under Common Control with Registrant.

                     The organizational chart showing persons controlled by or under common control with Registrant follows this page.

Item 26.   Number of Holders of Securities:

                    (1)                                        (2)
                                                          Number of
                                                       Record Holders

               Title of Class                       as of October 31, 1997

         Common Stock ($.10 par value)


                                     - 1 -

Item 27.   Indemnification.

           Item 4, Part II, of Registrant's Pre-Effective Amendment No. 1 to its Registration Statement is herein incorporated by reference.

                              ORGANIZATIONAL CHART


Power Corporation of Canada
      100% - Marquette Communications Corporation
           100% - 171263 Canada Inc.
                68.1% - Power Financial Corporation

                   77% - Great-West Lifeco Inc.
                      99.5% - The Great-West Life Assurance Company

                         100% - Great-West Life & Annuity Insurance Company

          100% - GW Capital Management, LLC

                         100% - Financial Administrative Services Corporation 100% - One Corporation

                    100% - One Health Plan of Illinois, Inc.

                    100% - One Health Plan of Texas,Inc.

                    100% - One Health Plan of California, Inc.

                    100% - One Health Plan of Colorado, Inc.

                    100% - One Health Plan of Georgia, Inc.

                    100% - One Health Plan of North Carolina, Inc.

                    100% - One Health Plan of Washington, Inc.

                    100% - One Health Plan of Ohio, Inc.

                    100% - One Health Plan of Tennessee, Inc.

                    100% - One Health Plan of Oregon, Inc.

                    100% - One Health Plan of Florida, Inc.

                    100% - One Health Plan of Indiana, Inc.

                    100% - One Health Plan of Massachusetts, Inc.

                    100% - One Orchard Equities, Inc.

                        100% - Great-West Benefit Services, Inc.

                    13% - Private Healthcare Systems, Inc.

                         100% - Benefits Communication Corporation

                    100% - BenefitsCorp Equities, Inc.

                    100% - Greenwood Property Corporation
                     94% - Maxim Series Fund, Inc.*
                    100% - GWL Properties Inc.


                         100% - Great-West Realty Investments Inc.

                          50% - Westkin Properties Ltd.

                                    100% - Confed Admin Services, Inc.
                                    100% - Orchard Series Fund


--------------
*5.9% New England Life Insurance Company
  0.1% The Great-West Life Assurance Company

Item 28.   Business and Other Connections of Investment Adviser.

           Part A to Item 5, Part II to Registrant's Post-Effective Amendment No. 7 to its Registration Statement is herein incorporated by reference.

Item 29.   Principal Underwriter.

             Not applicable.

Item 30.   Location of Accounts and Records.

             Item 7, Part II, of Registrant's Pre-Effective Amendment No. 1 to its Registration Statement is herein incorporated by reference.

Item 31.   Management Services.

             Not applicable.

Item 32.   Undertakings.

           (a)  Not applicable.

           (b)  Not applicable.

           (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

           SIGNATURES

           As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused Post-Effective Amendment No. 54 to the Registration Statement to be signed on its behalf, in the City of Englewood, State of Colorado, on the 29 day of January, 1998.


MAXIM SERIES FUND, INC.

(Registrant)



By:        /s/ J.D. Motz
      President (J.D. Motz)

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 54 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title
Date



           /s/ J.D. Motz
January 29, 1998
Chairman and Director  (J.D.
Motz)



           /s/ R. Jennings
January 29, 1998
Director  (R. Jennings)



           /s/ R.P. Koeppe
January 29, 1998
Director (R.P. Koeppe)



           /s/ D.L. Wooden
January 29, 1998
Director  (D. L. Wooden)



           /s/ S. Zisman
January 29, 1998
Director (S. Zisman)



           /s/ G.R. Derback
January 29, 1998
Treasurer  (G.R. Derback)

Signature and Title
Date



           /s/ G.R. Derback
January 29, 1998
Principal Financial Officer
(G.R. Derback)



           /s/ G.R. Derback
January 29, 1998
Principal Accounting Officer
(G.R. Derback)



*By:       /s/ B.A. Byrne

January 29, 1998
           B.A. Byrne
           Attorney-in-fact
pursuant to Powers of Attorney
filed under Post-Effective
Amendment No. 52 to this
Registration Statement.

           SIGNATURES

Growth and Income Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Maxim Series Fund, Inc., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29 day of January, 1998.


GROWTH AND INCOME PORTFOLIO



By:        /s/ H.Richard
Vartabedian

H. Richard Vartabedian

Chairman and President

This Registration Statement on Form N-1A of Maxim Series Fund, Inc. has been signed below by the following persons in the capacities and on the dates indicated.


/s/ H.Richard Vartabedian
President and
January 29 , 1998
H. Richard Vartabedian
Trustee



Trustee
William J. Armstrong



Trustee
John R.H. Blum



Trustee
Joseph J. Harkins



Trustee
Richard E. Ten Haken



Trustee
Stuart W. Cragin, Jr.



Trustee
Irving Thode



Chairman and
Fergus Reid, III
Trustee



Trustee
W. Perry Neff


Trustee
Roland R. Eppley, Jr.



Trustee
W.D. MacCallan



Trustee
Sarah E. Jones



Trustee
Leonard M. Spalding, Jr.


/s/ H.Richard Vartabedian
Attorney in Fact
January 29, 1998
H. Richard Vartabedian